UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7484
                                                     ---------------------

               Nuveen Massachusetts Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2007

                Nuveen Investments
                MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

   NUVEEN CONNECTICUT
   PREMIUM INCOME
   MUNICIPAL FUND
   NTC

   NUVEEN CONNECTICUT
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NFC

   NUVEEN CONNECTICUT
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
   NGK

   NUVEEN CONNECTICUT
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 3
   NGO

   NUVEEN MASSACHUSETTS
   PREMIUM INCOME
   MUNICIPAL FUND
   NMT

   NUVEEN MASSACHUSETTS
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NMB

   NUVEEN INSURED
   MASSACHUSETTS
   TAX-FREE ADVANTAGE
   MUNICIPAL FUND
   NGX

   NUVEEN MISSOURI
   PREMIUM INCOME
   MUNICIPAL FUND
   NOM


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

Photo of: Man working on computer


LIFE IS COMPLEX.
     NUVEEN
      MAKES THINGS
     E-simple.

     ---------------------------------------------------------------------------

     It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready--no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.


FREE E-REPORTS RIGHT TO YOUR E-MAIL!


    www.investordelivery.com
    If you receive your Nuveen Fund
    dividends and statements from your
    financial advisor or brokerage account.

                       OR

    www.nuveen.com/accountaccess
    If you receive your Nuveen Fund dividends and statements directly from Nuveen.


                                                        Logo: NUVEEN Investments

Chairman's
LETTER TO SHAREHOLDERS

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

ONCE AGAIN, I AM PLEASED TO REPORT THAT OVER THE TWELVE-MONTH PERIOD COVERED BY THIS REPORT YOUR FUND CONTINUED TO PROVIDE YOU WITH ATTRACTIVE MONTHLY TAX-FREE INCOME. FOR MORE DETAILS ABOUT THE MANAGEMENT STRATEGY AND PERFORMANCE OF YOUR FUND, PLEASE READ THE PORTFOLIO MANAGERS' COMMENTS, THE DIVIDEND AND SHARE PRICE INFORMATION, AND THE PERFORMANCE OVERVIEW SECTIONS OF THIS REPORT.

I ALSO WANTED TO TAKE THIS OPPORTUNITY TO REPORT SOME IMPORTANT NEWS ABOUT NUVEEN INVESTMENTS. WE HAVE AGREED TO A "GROWTH BUYOUT" OFFER FROM A PRIVATE EQUITY INVESTMENT FIRM. WHILE THIS MAY AFFECT THE CORPORATE STRUCTURE OF NUVEEN INVESTMENTS, IT WILL HAVE NO IMPACT ON THE INVESTMENT OBJECTIVES OF THE FUNDS, PORTFOLIO MANAGEMENT STRATEGIES OR THEIR DIVIDEND POLICIES. WE WILL PROVIDE YOU WITH ADDITIONAL INFORMATION ABOUT THIS TRANSACTION AS MORE DETAILS BECOME AVAILABLE.

FOR SOME TIME, I'VE USED THESE LETTERS TO REMIND YOU THAT MUNICIPAL BONDS CAN BE AN IMPORTANT BUILDING BLOCK IN A WELL-BALANCED INVESTMENT PORTFOLIO. IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION. PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING. FOR MORE INFORMATION ABOUT THIS IMPORTANT INVESTMENT STRATEGY, I ENCOURAGE YOU TO CONTACT YOUR PERSONAL FINANCIAL ADVISOR.

WE ALSO ARE PLEASED TO BE ABLE TO OFFER YOU A CHOICE CONCERNING HOW YOU RECEIVE YOUR SHAREHOLDER REPORTS AND OTHER FUND INFORMATION. AS AN ALTERNATIVE TO MAILED COPIES, YOU CAN SIGN UP TO RECEIVE FUTURE FUND REPORTS AND OTHER FUND INFORMATION BY E-MAIL AND THE INTERNET. THE INSIDE FRONT COVER OF THIS REPORT CONTAINS INFORMATION ON HOW YOU CAN SIGN UP.

WE ARE GRATEFUL THAT YOU HAVE CHOSEN US AS A PARTNER AS YOU PURSUE YOUR FINANCIAL GOALS AND WE LOOK FORWARD TO CONTINUING TO EARN YOUR TRUST IN THE MONTHS AND YEARS AHEAD. AT NUVEEN INVESTMENTS, OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES.

SINCERELY,

/S/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD
July 16, 2007

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds

NTC, NFC, NGK, NGO,
NMT, NMB, NGX, NOM


Portfolio managers Cathryn Steeves and Scott Romans review national and state economic and municipal market environments, key investment strategies, and the annual performance of these eight Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts Funds since July 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2007?

Between June 1, 2006 and May 31, 2007, we saw interest rates at the short end of the yield curve rise modestly, while longer rates generally declined. After announcing one further rate increase in late June 2006, the Federal Reserve ended its unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. During the remaining 11 months of this reporting period, the Fed left monetary policy unchanged as it kept close tabs on inflationary pressures and the pace of economic growth. Over this same 12-month period, the yield on the benchmark 10-year U.S. Treasury note dropped 22 basis points to end May 2007 at 4.89%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.57% at the end of May 2007, a decline of 65 basis points from the end of May 2006. As interest rates on shorter-term municipal bonds reached the levels of longer-term bonds, the municipal yield curve continued to flatten and bonds with longer durations1 generally outperformed those with shorter durations during this period.

Although many market observers had expected the Fed to act on rates in early 2007, slowing economic growth, higher energy prices and a slumping housing market helped to keep the Fed on the sidelines. The U.S. gross domestic product
(GDP), a closely watched measure of economic growth, operated at below-trend levels through most of 2006, expanded at a rate of 2.6% in the second quarter of 2006, 2.0% in the third quarter, and 2.5% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2007, the rate of GDP growth slowed even further to 0.7%, the weakest rate since 2002. While the Consumer Price Index
(CPI) registered a 2.7% year-over-year gain as of May 2007, the increase in this inflation gauge for the first five months of 2007 was 5.5%, driven largely by a 36% gain in energy prices. By comparison, the core CPI (which excludes food and energy prices) rose 2.1% as of May 2007, close to the Fed's



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

unofficial target of 2.0% or lower. The labor market remained tight, with a national unemployment rate of 4.5% in May 2007, down from 4.6% in May 2006.

Over the 12 months ended May 2007, municipal bond issuance nationwide totaled $423.4 billion, up 15% from the previous 12 months. This total reflected a sharp increase in supply during the first five months of 2007, when $173.7 billion in new securities came to market, up almost 30% over the same period in 2006. A major factor in 2007 volume was the 56% increase in advance refundings,2 driven by attractive borrowing rates for issuers. The strength and diversity of the demand for municipal bonds were as important as the increase in supply, as the surge in issuance was easily absorbed by retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors, all of whom continued to participate in the market.

HOW WERE THE ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT, MASSACHUSETTS, AND MISSOURI DURING THIS PERIOD?

Connecticut, which continued to have the nation's highest income per capita during this period, featured a diverse economy led by manufacturing, financial services, education and health care. Although the defense industry's role in the state economy continued to decline, Connecticut still relied heavily on this sector, ranking seventh in terms of total defense dollars awarded to the 50 states. The Connecticut economy continued to expand with a growth rate that ranked 33rd in terms of GDP by state in 2006. Unemployment in the state has yet to recover to its pre-recession levels. As of May 2007, Connecticut's unemployment rate was 4.5%, up from 4.1% in May 2006. Due to increased tax receipts, Connecticut expected to end fiscal 2007 with a $536 million surplus, marking the fourth consecutive year it has ended with a surplus. The 2008-2009 biennium state budget called for drawing down this surplus and increasing income and cigarette taxes to achieve balance. In April 2007, both Moody's and Standard & Poor's reconfirmed their ratings on Connecticut general obligation debt at Aa3 and AA, respectively, with stable outlooks. Contrary to the increase generally seen in most states, issuance of municipal debt in Connecticut during the 12 months ended May 31, 2007, fell 10%, to $4.3 billion, from the previous 12 months. For the first five months of 2007, issuance totaled $1.2 billion, down 30% compared with the first five months of 2006. According to Moody's, Connecticut's debt per capita was the second highest in the nation (following Massachusetts), and the debt per capita/income per capita ratio was the third highest among the 50 states.

Massachusetts' economy remained varied, with growth driven by education, health care, financial services and technology. The concentration of colleges and universities in the commonwealth continued to add a degree of stability to its employment environment and provide a source of well-educated workers for its service industries.


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Education-related jobs accounted for approximately 5% of Massachusetts' employment, twice the national average. Employment growth has weakened in recent months, and in May 2007, the unemployment rate in Massachusetts was 5.1%, up from 4.9% in May 2006. Population trends in the commonwealth, while positive, lagged the national average. For fiscal 2007, Massachusetts' $25.7 billion budget provided increased spending for school aid and assistance to municipalities while holding the line on major tax increases. Tax revenues for fiscal 2007 were expected to exceed projections by $328 million. The $26.7 billion fiscal 2008 budget called for closing a projected $1.2 billion deficit through corporate tax hikes, elimination of deposits into the budget stabilization fund, and utilizing the interest from that fund, which was projected to end fiscal 2007 with a balance of $2.3 billion. In November 2006, Moody's confirmed its rating on Massachusetts general obligation debt at Aa2, and S&P confirmed its rating of AA in December 2006; both rating agencies maintained stable outlooks. For the 12 months ended May 31, 2007, Massachusetts went against the national trend of increased municipal supply, issuing $11.6 billion in debt, a decrease of 6% from the previous 12 months. During January-May 2007, however, the commonwealth's issuance of $6.1 billion in new municipal paper represented a surge of 55% over the first five months of 2006. According to Moody's, Massachusetts' debt per capita ranked as the highest in the nation, and debt as a percentage of personal income ranked second among the 50 states. Over the past two decades, debt levels in the commonwealth rose in conjunction with costs associated with the Central Artery/Ted Williams Tunnel Project, or Big Dig, which came in at approximately $15 billion, compared with the pre-construction estimate of $5 billion in 1991.

Missouri's economy grew at a steady but considerably slower pace than the national average in 2006, as continued problems in the struggling manufacturing sector impacted expansion. While the state economy continued to rely heavily on automotive, communication and aerospace manufacturing, it also diversified into the highly competitive biotechnology sector. In May 2007, the unemployment rate in Missouri was 4.6%, compared with 4.7% in May 2006. Population growth in the state over the past six years was positive, although behind the national average. For fiscal 2007, the state budget included appropriations for elementary schools and road construction while reducing the number of state employees. The fiscal 2008 budget, which represented an increase of 3.8% over 2007, called for redeploying money from the general fund, reducing it from 6.4% of budget appropriations to 2.4%. As of May 2007, Moody's and S&P maintained their ratings on Missouri general obligation (GO) debt at Aaa/AAA with a stable outlook, reflecting the state's conservative fiscal policy and financial management. During the 12 months ended May 31, 2007, the increase in municipal issuance in Missouri outpaced the national trend, rising 28% over the previous 12-month period, to $8.2 billion. For January-May 2007, issuance in the state totaled $2.2 billion, down 19% from the first five months of 2006. This issuance fluctuation is fairly typical of smaller markets such as Missouri. According to Moody's, Missouri's debt levels were moderate in relation to the state's economic base, with both debt per capita and debt as a percentage of personal income remaining well below national medians.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS PERIOD?

In the municipal bond interest rate environment of the past 12 months, we continued to emphasize a disciplined approach to duration management and yield curve positioning. As part of this approach, our purchases for the Funds' portfolios focused mainly on attractively priced bonds maturing in 20 to 30 years. Overall, we believed that the bonds we purchased during this period represented opportunities to add value, manage duration and enhance performance and income.

In NOM, our duration management strategies during this period included the use of inverse floating rate trusts,3 a type of derivative financial instrument. The inverse floater had the dual benefit of increasing the Fund's distributable income and bringing its duration closer to our preferred strategic target. As discussed in past shareholder reports, we have also used Treasury futures contracts and forward interest rate swaps (additional types of derivative instruments) as duration management tools when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we used swaps in all three of the Massachusetts Funds and both swaps and futures contracts in the four Connecticut Funds. As of May 31, 2007, the futures contracts had been removed, while the swaps remained in place in NTC, NFC, NGK, NGO, NMT, and NMB.

We also continued to emphasize individual credit selection. While supply in all three states remained relatively strong, both Connecticut and Massachusetts saw small declines in municipal issuance for the entire 12-month period. Since all three of these states are high-quality issuers, much of the new supply was highly rated and/or insured. The combination of reduced supply and high quality issuance in Connecticut and Massachusetts meant that we found fewer opportunities in these markets to add lower-rated credits to our portfolios. During this period, we added to the Connecticut and Massachusetts Funds' positions in health care (both hospitals and long-term/continuing care facilities), higher education and multifamily and single-family housing. We also continued to build positions in bonds that could help us increase the Funds' income-generating potential and manage duration including non-callable bonds.


3 An inverse floating rate trust is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

In Missouri during this period, various market conditions resulted in a number of large lower-rated, uninsured hospital offerings coming to market at the same time. To ensure buyer interest, these deals were offered at very attractive prices. We found opportunities to purchase lower credit quality and non-rated bonds that we considered attractive based not only on their price, but also on their performance potential and the support they could provide for NOM's income stream. These purchases focused mainly on health care and tax increment financing (TIF) bonds. As part of our efforts to extend NOM's duration, we also added housing bonds with long maturities to our portfolio.

To help maintain the Funds' durations within our preferred strategic range and to generate cash for purchases, we selectively sold some of the Funds' holdings with shorter durations.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value
For periods ended 5/31/07

                                                    Annualized
                                             --------------------------------
                                             1-Year       5-Year      10-Year
Connecticut Funds
NTC                                          4.79%        5.86%        6.52%
NFC                                          5.05%        6.49%         NA
NGK                                          5.13%        6.55%         NA
NGO                                          5.42%         NA           NA

Massachusetts Funds
NMT                                          5.47%        5.90%        6.22%
NMB                                          5.14%        7.35%         NA

Missouri Fund
NOM                                          4.17%        5.85%        6.26%

Lehman Brothers
Municipal Bond Index4                        4.84%        4.94%        5.61%

Insured Massachusetts Fund
NGX                                          5.12%         NA           NA

Lehman Brothers Insured
Municipal Bond Index4                        5.01%        5.16%        5.81%

Lipper Other States
Municipal Debt Funds Average5                5.25%        6.68%        6.36%


Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

5 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended May 31, 2007, the total returns on net asset value for NFC, NGK, NGO, NMT, and NMB exceeded the return on the national Lehman Brothers Municipal Bond Index, NTC performed in line with this Lehman index, while NOM trailed the index. For the same period, NGX outperformed the return on the Lehman Brothers Insured Municipal Bond Index. During this 12 month period, NGO and NMT outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while the other Funds lagged the group average. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Factors that influenced the Funds' returns during this period included yield curve and duration positioning, exposure to lower-rated credits, individual security selection and sector allocations, and advance refunding activity.

As the yield curve continued to flatten over the course of this period, municipal bonds with maturities of 15 years and longer, as measured by the Lehman Brothers Municipal Bond Index, performed best, generally outpacing municipal bonds with shorter maturities, especially those with maturities of 5 years and less. While our strategies during this period included adding longer bonds to all of our portfolios, most of these Funds remained short of our strategic target range in terms of their holdings of bonds in the longest part of the yield curve, which was negative for performance. In the Connecticut and Massachusetts Funds, this was offset to a large degree by these Funds' heavier exposure to the intermediate part of the curve and their lower allocations to the shorter part of the curve. The yield curve and duration positioning of the Connecticut and Massachusetts Funds during this period was a positive contributor to their performance.

Due in part to a large number of advance refundings over the past two years, however, NOM had heavy exposure to the short part of the yield curve that did not perform well, including holdings of higher coupon and pre-refunded bonds that had final maturities in 2009-2012 or that were priced to calls in that time span. This had a major negative impact on NOM's performance for this period. As previously mentioned, we worked on restructuring NOM's portfolio during this period by extending the Fund's duration and reducing its exposure to the part of the curve that underperformed.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their weightings in lower-quality credits. The outperformance of these credit sectors was largely the result of investor demand for the higher yields typically associated with lower-rated bonds, which drove up their value. As Dividend Advantage Funds, NFC,

NGK, NGO, and NMB can invest up to 20% of their assets in below-investment-grade securities (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The exposure of these four Funds to the subinvestment-grade sector, together with a fee reimbursement agreement, contributed to the performance of these Funds during this period. In addition, NGO had the heaviest weighting of bonds rated BBB across all eight of these Funds, which further benefited its performance. The insured NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held 2% of its assets in bonds rated BBB as of May 31, 2007.

Among the lower-rated holdings making positive contributions to the Funds' returns for this period were industrial development bonds and health-care (including hospitals and long-term care facilities) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Lower-rated bonds backed by the 1998 master tobacco settlement agreement also performed well. As of May 31, 2007, the Connecticut Funds held approximately 2% to 3% of their portfolios in lower-rated tobacco bonds, while NMT had allocated less than 1% of its portfolio to these bonds. NMB, NGX, and NOM did not hold any tobacco bonds.

Additional sectors that helped the Funds' performances during this period included tax-appropriation and TIF bonds. The Funds' holdings of noncallable bonds also provided a positive impact on performance for this period.

We continued to see positive contributions from advance refunding activity, which benefited the Funds through price appreciation and enhanced credit quality. All of the Funds saw healthy levels of pre-refunding activity. In particular, NMT's performance received a boost from its newly pre-refunded holdings. However, NTC had only about half as many advance refundings as the other three Connecticut Funds, which hampered its performance relative to its peers.

At the same time, older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. In addition, holdings of single-family housing bonds negatively impacted the performances of all of these Funds (with the exception of NGX, which did not hold any single-family housing bonds), due to the underperformance of this sector as the municipal market rallied.

We should also note that all of these Funds continued to use financial leverage to provide opportunities for additional income and total return for common shareholders. This strategy can also add volatility to a Fund's NAV and share price. Over this period, the use of leverage was generally a positive factor in the Funds' total return performance, especially in relation to that of the unleveraged Lehman Brothers Municipal Bond Index.

Dividend and Share Price
                 INFORMATION


As previously noted, all eight of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was somewhat reduced during this period due to high short-term interest rates that, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called or sold were reinvested into bonds currently available in the market, which generally offered lower yields. The combination of these factors resulted in one monthly dividend reduction in NTC and NGO and two in NFC, NGK, NMT, NMB, and NOM over the 12-month period ended May 31, 2007. In NGX, however, we were able to increase the dividend effective November 2006.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2006 as follows:


                                   Short-Term Capital Gains
          Long-Term Capital Gains    and/or Ordinary Income
                      (per share)               (per share)

NTC                       $0.0652                   $0.0043
NGK                       $0.0363                   $0.0008
NMT                       $0.0049                   $0.0027
NOM                       $0.0048                        --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2007, all of the Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of May 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:


                          5/31/07          12-Month Average
                 Premium/Discount          Premium/Discount

NTC                        +3.61%                    -1.52%
NFC                       +10.91%                    +5.44%
NGK                       +10.30%                    +5.52%
NGO                        +2.80%                    -2.15%
NMT                        -1.58%                    -1.61%
NMB                        +9.70%                    +2.60%
NGX                        -0.34%                    -5.25%
NOM                       +16.05%                   +11.81%

                                       NTC
                                   Performance
                                    OVERVIEW

Nuveen Connecticut Premium Income Municipal Fund as of 5-31-07


Pie Chart:
Credit Quality (as a % of total investments)

AAA/U.S. Guaranteed             78%
AA                              13%
BBB                              8%
N/R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                          0.0545
Jul                          0.0545
Aug                          0.0545
Sep                          0.0545
Oct                          0.0545
Nov                          0.0545
Dec                          0.0545
Jan                          0.0545
Feb                          0.0545
Mar                           0.052
Apr                           0.052
May                           0.052

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.1
                              14.21
                              14.01
                              13.9
                              13.71
                              13.73
                              13.7
                              14.2
                              14.34
                              13.85
                              13.7801
                              13.89
                              13.72
                              13.68
                              13.72
                              13.58
                              13.58
                              13.5
                              13.59
                              13.73
                              13.55
                              13.81
                              13.85
                              13.64
                              13.67
                              13.91
                              13.79
                              13.68
                              13.63
                              13.66
                              13.8
                              13.79
                              13.8
                              13.88
                              13.72
                              13.8
                              13.85
                              13.9
                              13.72
                              13.8212
                              13.76
                              14.01
                              13.96
                              14.05
                              13.88
                              14.2401
                              14.16
                              14.26
                              14.26
                              14.3
                              14.26
                              14.26
                              14.15
                              14.3
                              14.33
                              14.22
                              14.22
                              14.22
                              14.3
                              14.38
                              14.21
                              14.29
                              14.27
                              14.38
                              14.42
                              14.53
                              14.55
                              14.32
                              14.32
                              14.24
                              14.5
                              14.6
                              14.72
                              14.75
                              14.55
                              14.64
                              14.69
                              14.47
                              14.47
                              14.52
                              14.74
                              14.85
                              14.63
                              14.88
                              14.57
                              14.57
                              14.53
                              14.68
                              14.59
                              14.6
                              14.54
                              14.53
                              14.6489
                              14.54
                              14.68
                              14.54
                              14.41
                              14.51
                              14.45
                              14.4
                              14.49
                              14.4
                              14.4
                              14.34
                              14.6
                              14.39
                              14.39
                              14.39
                              14.38
                              14.6
                              14.47
                              14.47
                              14.39
                              14.54
                              14.52
                              14.46
                              14.37
                              14.48
                              14.42
                              14.37
                              14.37
                              14.31
                              14.37
                              14.37
                              14.37
                              14.35
                              14.36
                              14.37
                              14.39
                              14.29
                              14.27
                              14.23
                              14.23
                              14.17
                              14.34
                              14.49
                              14.5
                              14.26
                              14.35
                              14.36
                              14.15
                              14.2
                              14.19
                              14.04
                              14.13
                              14.04
                              14
                              14.08
                              14.07
                              14.07
                              14.08
                              14.13
                              14.2
                              14.26
                              14.31
                              14.48
                              14.37
                              14.37
                              14.22
                              14.33
                              14.41
                              14.35
                              14.4
                              14.43
                              14.44
                              14.39
                              14.37
                              14.33
                              14.37
                              14.35
                              14.5
                              14.57
                              14.57
                              14.5
                              14.52
                              14.52
                              14.56
                              14.52
                              14.45
                              14.45
                              14.501
                              14.44
                              14.65
                              14.53
                              14.66
                              14.52
                              14.51
                              14.55
                              14.59
                              14.68
                              14.64
                              14.64
                              14.56
                              14.51
                              14.59
                              14.6066
                              14.66
                              14.66
                              14.58
                              14.64
                              14.56
                              14.53
                              14.49
                              14.65
                              14.51
                              14.52
                              14.63
                              14.56
                              14.52
                              14.52
                              14.49
                              14.49
                              14.6
                              14.51
                              14.55
                              14.53
                              14.63
                              14.56
                              14.61
                              14.564
                              14.46
                              14.51
                              14.5285
                              14.55
                              14.48
                              14.59
                              14.6
                              14.59
                              14.5475
                              14.58
                              14.62
                              14.62
                              14.64
                              14.56
                              14.47
                              14.6
                              14.65
                              14.91
                              14.94
                              15
                              14.82
                              15
                              15.01
                              15.01
                              15.02
                              14.99
                              14.9
                              14.85
                              14.91
                              14.95
                              14.91
                              14.9
                              14.77
May 31, 2007                  14.91

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.91
------------------------------------
Common Share
Net Asset Value               $14.39
------------------------------------
Premium/(Discount) to NAV      3.61%
------------------------------------
Market Yield                   4.19%
------------------------------------
Taxable-Equivalent Yield1      6.13%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $77,151
------------------------------------
Average Effective Maturity
on Securities (Years)          15.58
------------------------------------
Leverage-Adjusted Duration      8.28
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.33%         4.79%
------------------------------------
5-Year          4.16%         5.86%
------------------------------------
10-Year         6.12%         6.52%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               19.7%
------------------------------------
Tax Obligation/General         17.5%
------------------------------------
U.S. Guaranteed                13.3%
------------------------------------
Tax Obligation/Limited         12.0%
------------------------------------
Water and Sewer                11.0%
------------------------------------
Health Care                     8.7%
------------------------------------
Long-Term Care                  4.9%
------------------------------------
Other                          12.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0695 per share.

                                       NFC
                                   Performance
                                    OVERVIEW


Nuveen Connecticut Dividend Advantage Municipal Fund as of 5-31-07


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             67%
AA                              17%
A                                4%
BBB                             11%
N/R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0635
Jul                          0.0635
Aug                          0.0635
Sep                          0.0605
Oct                          0.0605
Nov                          0.0605
Dec                          0.0605
Jan                          0.0605
Feb                          0.0605
Mar                           0.058
Apr                           0.058
May                           0.058

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   16.6
                              16.56
                              15.75
                              15.75
                              15.9
                              15.99
                              16.03
                              15.88
                              15.88
                              15.8
                              15.8
                              15.5
                              15.41
                              15.21
                              15.39
                              15.15
                              15.15
                              15.47
                              15.2
                              15.23
                              15.23
                              15.37
                              15.68
                              15.79
                              15.8
                              16.15
                              16.07
                              16.07
                              16
                              16
                              16.09
                              16.09
                              16.0899
                              16.43
                              16.15
                              16.04
                              16.25
                              16.18
                              16.01
                              16.22
                              15.71
                              15.95
                              15.88
                              15.8
                              15.72
                              15.77
                              15.75
                              15.8
                              15.8
                              15.7
                              15.8
                              15.8
                              15.97
                              15.9
                              15.95
                              16.05
                              16.32
                              16.54
                              16.62
                              16.4
                              16.14
                              16.05
                              16.22
                              16.22
                              16.39
                              16.48
                              16.4422
                              16.11
                              16.11
                              16.09
                              16.08
                              16.22
                              16.22
                              16.1
                              16.21
                              16.1951
                              16.26
                              16.29
                              16.15
                              15.94
                              15.92
                              16.21
                              16.4
                              16.26
                              16.43
                              16.43
                              16.2
                              16.26
                              15.9
                              16.09
                              15.87
                              15.9
                              16.13
                              15.61
                              15.17
                              15.27
                              15.62
                              15.72
                              15.72
                              15.73
                              15.73
                              15.6
                              15.81
                              15.94
                              15.94
                              15.72
                              15.72
                              15.73
                              15.9
                              15.63
                              15.6
                              15.6
                              15.85
                              16.24
                              15.97
                              15.92
                              15.51
                              15.84
                              15.81
                              15.81
                              15.38
                              15.4
                              15.75
                              15.26
                              15.508
                              15.4
                              15.5
                              15.5
                              15.64
                              15.41
                              15.32
                              15.45
                              15.26
                              15.33
                              15.16
                              15.31
                              15.49
                              15.44
                              15.4
                              15.42
                              15.59
                              15.59
                              15.4
                              15.4
                              15.35
                              15.74
                              15.9199
                              15.78
                              15.65
                              15.65
                              15.73
                              15.12
                              15.4
                              15.62
                              15.8701
                              15.5
                              15.46
                              15.38
                              15.42
                              15.33
                              15.25
                              15.1
                              15.07
                              15.09
                              15.08
                              15.04
                              14.96
                              14.85
                              15
                              14.96
                              14.93
                              14.97
                              15.02
                              15.09
                              15.25
                              15.2999
                              15.28
                              15.24
                              15.16
                              15.18
                              15.25
                              15.269
                              15.38
                              15.34
                              15.37
                              15.38
                              15.38
                              15.35
                              15.37
                              15.4
                              15.29
                              15.33
                              15.37
                              15.5
                              15.38
                              15.36
                              15.55
                              15.4
                              15.37
                              15.45
                              15.43
                              15.35
                              15.49
                              15.36
                              15.7
                              15.62
                              15.4
                              15.35
                              15.4605
                              15.46
                              15.59
                              15.59
                              15.53
                              15.59
                              15.81
                              15.7
                              15.68
                              15.91
                              15.81
                              15.98
                              15.85
                              15.91
                              15.93
                              16.0799
                              16.15
                              16.41
                              16.29
                              16.15
                              16.04
                              15.92
                              15.7
                              15.7
                              15.65
                              15.6501
                              15.6
                              15.7
                              15.74
                              16.02
                              16.0001
                              16.06
                              16.0001
                              15.95
                              16.1
                              16.16
                              16.05
                              16.05
                              16.14
                              16.2
                              16.25
                              16.25
                              16.25
                              16.33
                              16.43
May 31, 2007                  16.37


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.37
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV     10.91%
------------------------------------
Market Yield                   4.25%
------------------------------------
Taxable-Equivalent Yield1      6.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $38,024
------------------------------------
Average Effective Maturity
on Securities (Years)          14.63
------------------------------------
Leverage-Adjusted Duration      8.47
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.46%         5.05%
------------------------------------
5-Year          6.17%         6.49%
------------------------------------
Since
Inception       6.82%         6.20%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                28.5%
------------------------------------
Tax Obligation/Limited         14.5%
------------------------------------
Education and Civic
   Organizations               14.0%
------------------------------------
Water and Sewer                 9.4%
------------------------------------
Tax Obligation/General          8.7%
------------------------------------
Health Care                     5.7%
------------------------------------
Transportation                  4.5%
------------------------------------
Other                          14.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NGK
                                  Performance
                                    OVERVIEW

Nuveen Connecticut Dividend Advantage Municipal Fund 2
as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             73%
AA                              18%
A                                1%
BBB                              8%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                          0.0635
Jul                          0.0635
Aug                          0.0635
Sep                          0.0605
Oct                          0.0605
Nov                          0.0605
Dec                          0.0605
Jan                          0.0605
Feb                          0.0605
Mar                           0.058
Apr                           0.058
May                           0.058

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   16.68
                              16.78
                              16.4
                              16.51
                              16.35
                              16.16
                              16.49
                              16.04
                              16.04
                              16
                              15.99
                              16.1
                              16.2
                              16.1
                              16.27
                              16.1
                              15.9
                              16
                              15.76
                              15.76
                              15.55
                              15.75
                              15.99
                              15.87
                              15.87
                              16
                              16.01
                              16.19
                              15.95
                              15.95
                              15.95
                              15.95
                              15.95
                              15.95
                              15.95
                              15.6
                              15.75
                              15.85
                              16.11
                              16.2178
                              16.2
                              16
                              16.0266
                              16.06
                              15.95
                              16.09
                              16.09
                              15.85
                              15.85
                              15.85
                              15.68
                              15.68
                              16.15
                              15.99
                              15.82
                              16.23
                              16.1
                              15.95
                              15.86
                              15.88
                              15.88
                              15.85
                              15.8282
                              15.82
                              15.95
                              15.93
                              15.77
                              15.54
                              15.7
                              15.77
                              15.78
                              15.95
                              15.89
                              15.96
                              15.82
                              15.81
                              15.81
                              15.85
                              15.85
                              15.85
                              15.81
                              15.81
                              16.03
                              15.85
                              15.85
                              15.85
                              15.96
                              16.2
                              16.2
                              16.37
                              16.2
                              16.0001
                              16.0001
                              16.0001
                              15.65
                              15.64
                              15.64
                              15.5201
                              15.5201
                              15.5201
                              15.7
                              15.86
                              15.86
                              15.75
                              15.9
                              15.77
                              15.85
                              16
                              15.78
                              16.09
                              15.67
                              15.71
                              15.71
                              15.85
                              15.7
                              15.71
                              15.65
                              15.6
                              15.75
                              15.55
                              15.46
                              15.5
                              15.58
                              15.58
                              15.58
                              15.53
                              15.53
                              15.52
                              15.61
                              15.47
                              15.41
                              15.53
                              15.58
                              15.46
                              15.53
                              15.57
                              15.61
                              15.55
                              15.4
                              15.41
                              15.4
                              15.4
                              15.5
                              15.4
                              15.26
                              15.26
                              15.32
                              15.34
                              15.32
                              15.32
                              15.48
                              15.49
                              15.65
                              15.6
                              15.6
                              15.3
                              15.96
                              15.9
                              15.6
                              15.8
                              15.8
                              15.55
                              15.8
                              15.8
                              15.45
                              15.65
                              15.66
                              15.57
                              15.35
                              15.5
                              15.6
                              15.78
                              15.78
                              15.9
                              15.6501
                              15.65
                              15.65
                              15.4
                              15.35
                              15.35
                              15.7
                              16
                              15.95
                              16.31
                              16.18
                              16.2
                              16.11
                              16.03
                              16.06
                              16.31
                              16.17
                              16.31
                              16.3
                              16.18
                              16.16
                              16.13
                              16.22
                              16.38
                              16.27
                              16.25
                              16.31
                              16.12
                              16.11
                              16.11
                              16.08
                              16.04
                              16.15
                              16
                              15.98
                              15.93
                              16.06
                              16.06
                              16.08
                              16.15
                              16.06
                              16.06
                              16.06
                              16.06
                              15.84
                              15.86
                              15.78
                              15.79
                              15.8
                              15.69
                              15.64
                              15.59
                              15.65
                              15.65
                              15.65
                              15.65
                              15.53
                              15.59
                              15.6
                              15.85
                              15.85
                              15.89
                              15.88
                              15.72
                              16.17
                              16.15
                              15.9
                              15.89
                              16.1
                              16.2
                              16.05
                              16.05
                              15.9
                              15.91
                              15.97
                              16.5
                              16.25
                              16.5
                              16.4
May 31, 2007                  16.38

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.38
------------------------------------
Common Share
Net Asset Value               $14.85
------------------------------------
Premium/(Discount) to NAV     10.30%
------------------------------------
Market Yield                   4.25%
------------------------------------
Taxable-Equivalent Yield1      6.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $34,366
------------------------------------
Average Effective Maturity
on Securities (Years)          13.70
------------------------------------
Leverage-Adjusted Duration      8.72
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.58%         5.13%
------------------------------------
5-Year          7.64%         6.55%
------------------------------------
Since
Inception       7.52%         6.62%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                32.5%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Education and Civic
   Organizations               12.1%
------------------------------------
Tax Obligation/Limited          8.4%
------------------------------------
Water and Sewer                 8.0%
------------------------------------
Health Care                     6.8%
------------------------------------
Transportation                  4.2%
------------------------------------
Other                          13.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains and net ordinary income distributions in December 2006 of $0.0371 per share.

                                      NGO
                                  Performance
                                    OVERVIEW

Nuveen Connecticut Dividend Advantage Municipal Fund 3
as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             72%
AA                              13%
A                                1%
BBB                             13%
N/R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.054
Jul                           0.054
Aug                           0.054
Sep                           0.054
Oct                           0.054
Nov                           0.054
Dec                           0.054
Jan                           0.054
Feb                           0.054
Mar                           0.052
Apr                           0.052
May                           0.052

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.37
                              14.16
                              14.18
                              14.15
                              13.84
                              14.14
                              14.14
                              13.9
                              14
                              14.03
                              13.79
                              13.81
                              13.87
                              13.81
                              13.81
                              13.57
                              13.34
                              13.4
                              13.36
                              13.35
                              13.35
                              13.28
                              13.36
                              13.46
                              13.45
                              13.33
                              13.33
                              13.33
                              13.35
                              13.29
                              13.29
                              13.24
                              13.275
                              13.44
                              13.52
                              13.75
                              13.68
                              13.68
                              13.85
                              14.01
                              13.91
                              13.96
                              14.14
                              14.02
                              14.1
                              13.97
                              14.25
                              14.25
                              14.15
                              14.2
                              14.11
                              14.11
                              14.02
                              14.25
                              14.25
                              14.37
                              14.2
                              14.2
                              14.2
                              14.11
                              14.05
                              14.09
                              14.2212
                              14.3
                              14.37
                              14.4
                              14.34
                              13.97
                              14.1924
                              14.26
                              14.32
                              14.32
                              14.19
                              14.15
                              14.2
                              14.3
                              14.24
                              14.3
                              14.35
                              14.55
                              14.44
                              14.55
                              14.49
                              14.5
                              14.58
                              14.58
                              14.58
                              14.5
                              14.5
                              14.36
                              14.34
                              14.27
                              14.3
                              14.35
                              14.35
                              14.16
                              14.2
                              14.21
                              13.92
                              14.09
                              14.1
                              14.06
                              14
                              14.1
                              13.96
                              14.02
                              14.03
                              14
                              14.1
                              14
                              14
                              14.13
                              14
                              14.09
                              14.06
                              14.17
                              13.97
                              13.95
                              14
                              14.08
                              14
                              13.99
                              14.04
                              13.97
                              14.02
                              14.09
                              14.05
                              14.05
                              14.05
                              13.95
                              14.02
                              14.15
                              13.99
                              14.02
                              14.06
                              14.03
                              14.12
                              14.12
                              14.14
                              14.05
                              14.04
                              14.0099
                              13.81
                              13.9
                              13.93
                              13.86
                              13.95
                              14
                              14.07
                              14.07
                              14.09
                              13.99
                              13.9501
                              13.95
                              14.0699
                              14.07
                              14.1
                              14.02
                              14
                              13.98
                              13.9823
                              14.05
                              13.93
                              13.9501
                              14.12
                              14
                              13.82
                              13.93
                              14.05
                              14.08
                              14.01
                              14.24
                              14.1
                              14.09
                              14.1
                              13.99
                              14
                              14
                              14
                              13.91
                              13.95
                              14.15
                              14.12
                              14.12
                              14.06
                              13.95
                              14
                              14.13
                              14.17
                              14.25
                              14.09
                              14.22
                              14.2
                              14.2
                              14.3
                              14.26
                              14.42
                              14.4
                              14.46
                              14.46
                              14.46
                              14.31
                              14.27
                              14.36
                              14.46
                              14.35
                              14.35
                              14.28
                              14.28
                              14.26
                              14.32
                              14.32
                              14.2
                              14.26
                              14.34
                              14.3
                              14.41
                              14.35
                              14.41
                              14.28
                              14.1
                              14.22
                              14.172
                              14.0405
                              14.13
                              14.21
                              14.26
                              14.2624
                              14.28
                              14.19
                              14.23
                              14.28
                              14.34
                              14.3
                              14.5
                              14.4
                              14.3
                              14.33
                              14.58
                              14.6
                              14.6
                              14.6
                              14.65
                              14.6
                              14.6
                              14.61
                              14.51
                              14.6
                              14.74
                              14.62
                              14.8
                              14.7
                              14.75
May 31, 2007                  14.7

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.70
------------------------------------
Common Share
Net Asset Value               $14.30
------------------------------------
Premium/(Discount) to NAV      2.80%
------------------------------------
Market Yield                   4.24%
------------------------------------
Taxable-Equivalent Yield1      6.20%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $62,325
------------------------------------
Average Effective Maturity
on Securities (Years)          14.79
------------------------------------
Leverage-Adjusted Duration      8.46
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.15%         5.42%
------------------------------------
Since
Inception       4.72%         5.06%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.6%
------------------------------------
Tax Obligation/General         18.1%
------------------------------------
Tax Obligation/Limited         14.8%
------------------------------------
Water and Sewer                11.5%
------------------------------------
Education and Civic
   Organizations                9.6%
------------------------------------
Long-Term Care                  8.3%
------------------------------------
Health Care                     4.3%
------------------------------------
Other                          11.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NMT
                                  Performance
                                    OVERVIEW


Nuveen Massachusetts Premium Income Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             67%
AA                              18%
A                                3%
BBB                              9%
BB or Lower                      1%
N/R                              2%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                           0.059
Jul                           0.059
Aug                           0.059
Sep                           0.056
Oct                           0.056
Nov                           0.056
Dec                          0.0535
Jan                          0.0535
Feb                          0.0535
Mar                          0.0535
Apr                          0.0535
May                          0.0535

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.53
                              14.5
                              14.5
                              14.58
                              14.31
                              14.5
                              14.3
                              14.13
                              14.07
                              14.17
                              14.09
                              13.95
                              14.1
                              14.22
                              13.9
                              13.9
                              13.9096
                              13.9
                              14.05
                              14.17
                              14.16
                              14.16
                              14.03
                              14.18
                              14.11
                              14.17
                              14.09
                              14.09
                              14.2
                              14.1
                              14.05
                              14.11
                              14.11
                              14.38
                              14.05
                              14.4
                              14.17
                              14.17
                              14.18
                              14.4
                              14.27
                              14.36
                              14.41
                              14.36
                              14.22
                              14.35
                              14.47
                              14.32
                              14.38
                              14.7
                              14.45
                              14.29
                              14.74
                              14.65
                              14.65
                              14.46
                              14.52
                              14.47
                              14.65
                              14.88
                              14.9
                              14.84
                              14.7
                              14.64
                              14.88
                              14.67
                              14.7
                              14.58
                              14.69
                              14.77
                              14.82
                              14.7
                              14.89
                              14.72
                              14.83
                              14.87
                              14.77
                              14.62
                              14.98
                              14.65
                              14.692
                              14.87
                              14.87
                              14.67
                              14.7
                              14.7
                              14.78
                              14.74
                              14.78
                              14.69
                              14.79
                              14.79
                              14.62
                              14.74
                              14.73
                              14.7
                              14.71
                              14.71
                              14.61
                              14.68
                              14.68
                              14.55
                              14.5
                              14.5535
                              14.49
                              14.59
                              14.69
                              14.74
                              14.71
                              14.8
                              14.81
                              14.7
                              14.7
                              14.44
                              14.45
                              14.77
                              14.6
                              14.64
                              14.56
                              14.59
                              14.51
                              14.63
                              14.85
                              14.62
                              14.72
                              14.87
                              14.66
                              14.63
                              14.6
                              14.79
                              14.68
                              14.75
                              14.67
                              14.69
                              14.65
                              14.63
                              14.67
                              14.5
                              14.44
                              14.39
                              14.33
                              14.53
                              14.33
                              14.26
                              14.26
                              14.25
                              14.21
                              14.18
                              14.39
                              14.39
                              14.44
                              14.39
                              14.43
                              14.49
                              14.4
                              14.38
                              14.35
                              14.37
                              14.33
                              14.3
                              14.29
                              14.26
                              14.28
                              14.28
                              14.24
                              14.2
                              14.23
                              14.17
                              14.19
                              14.18
                              14.32
                              14.22
                              14.21
                              14.21
                              14.17
                              14.11
                              14.1
                              14.15
                              14.2
                              14.16
                              14.24
                              14.29
                              14.38
                              14.27
                              14.27
                              14.29
                              14.18
                              14.28
                              14.21
                              14.3
                              14.34
                              14.36
                              14.23
                              14.42
                              14.42
                              14.35
                              14.4
                              14.44
                              14.54
                              14.37
                              14.37
                              14.33
                              14.31
                              14.37
                              14.47
                              14.37
                              14.36
                              14.42
                              14.42
                              14.37
                              14.37
                              14.37
                              14.51
                              14.562
                              14.6
                              14.67
                              14.63
                              14.74
                              14.56
                              14.54
                              14.47
                              14.42
                              14.42
                              14.45
                              14.479
                              14.479
                              14.56
                              14.43
                              14.39
                              14.44
                              14.51
                              14.62
                              14.58
                              14.6
                              14.63
                              14.82
                              14.54
                              14.6
                              14.6
                              14.66
                              14.62
                              14.6
                              14.54
                              14.65
                              14.87
                              14.6505
                              14.55
                              14.5
                              14.4
                              14.37
                              14.32
                              14.28
                              14.2894
May 31, 2007                  14.33

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.33
------------------------------------
Common Share
Net Asset Value               $14.56
------------------------------------
Premium/(Discount) to NAV     -1.58%
------------------------------------
Market Yield                   4.48%
------------------------------------
Taxable-Equivalent Yield1      6.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $69,323
------------------------------------
Average Effective Maturity
on Securities (Years)          15.62
------------------------------------
Leverage-Adjusted Duration      8.42
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.60%         5.47%
------------------------------------
5-Year          3.61%         5.90%
------------------------------------
10-Year         5.25%         6.22%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                16.8%
------------------------------------
Education and Civic
   Organizations               15.1%
------------------------------------
Tax Obligation/General         13.7%
------------------------------------
Health Care                    12.0%
------------------------------------
Tax Obligation/Limited         10.1%
------------------------------------
Transportation                  7.9%
------------------------------------
Water and Sewer                 7.4%
------------------------------------
Housing/Multifamily             5.4%
------------------------------------
Other                          11.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0076 per share.

                                      NMB
                                  Performance
                                    OVERVIEW

Nuveen Massachusetts Dividend Advantage Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             60%
AA                              23%
A                                4%
BBB                             10%
BB or Lower                      3%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.065
Jul                           0.065
Aug                           0.065
Sep                           0.062
Oct                           0.062
Nov                           0.062
Dec                           0.062
Jan                           0.062
Feb                           0.062
Mar                          0.0595
Apr                          0.0595
May                          0.0595

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.51
                              15.56
                              15.59
                              15.6
                              15.56
                              15.48
                              15.51
                              15.48
                              15.33
                              15.29
                              15.28
                              15.15
                              15.12
                              15.12
                              15.09
                              15.2
                              14.75
                              14.75
                              14.75
                              14.85
                              14.89
                              15.1
                              15.1
                              15.16
                              15.02
                              15.06
                              15
                              15.1
                              15.11
                              15.15
                              15.2
                              15.1
                              15
                              15.19
                              15.24
                              15.15
                              15.13
                              15.13
                              15.1
                              15.19
                              15.15
                              15.14
                              15.24
                              15.3
                              15.35
                              15.24
                              15.27
                              15.3
                              15.3
                              15.4
                              15.29
                              15.34
                              15.4
                              15.45
                              15.45
                              15.4
                              15.35
                              15.32
                              15.32
                              15.4
                              15.58
                              15.58
                              15.47
                              15.49
                              15.43
                              15.52
                              15.55
                              15.5
                              15.5
                              15.46
                              15.35
                              15.3
                              15.3
                              15.28
                              15.34
                              15.35
                              15.39
                              15.32
                              15.4
                              15.26
                              15.4
                              15.35
                              15.4
                              15.4
                              15.4
                              15.4
                              15.4
                              15.45
                              15.6
                              15.51
                              15.51
                              15.51
                              15.56
                              15.56
                              15.53
                              15.45
                              15.55
                              15.55
                              15.55
                              15.52
                              15.52
                              15.32
                              15.35
                              15.35
                              15.44
                              15.44
                              15.35
                              15.4
                              15.41
                              15.42
                              15.44
                              15.44
                              15.44
                              15.57
                              15.54
                              15.54
                              15.59
                              15.6
                              15.55
                              15.55
                              15.64
                              15.64
                              15.55
                              15.6
                              15.55
                              15.5514
                              15.55
                              15.5
                              15.74
                              15.74
                              15.7
                              15.65
                              15.74
                              15.74
                              15.73
                              15.75
                              15.75
                              15.66
                              15.48
                              15.4
                              15.11
                              15.21
                              15.29
                              15.29
                              15.15
                              15.21
                              15.25
                              15.15
                              15.18
                              15.18
                              15.19
                              15.17
                              15.24
                              15.16
                              15.22
                              15.15
                              15.23
                              15.07
                              15.19
                              15.19
                              15.06
                              15.0755
                              15.19
                              15.19
                              15.07
                              15.04
                              14.95
                              15.04
                              15.01
                              15.05
                              15.05
                              15.08
                              15.03
                              14.87
                              14.99
                              14.97
                              14.97
                              14.94
                              14.99
                              14.99
                              15.05
                              15.05
                              15.14
                              15.14
                              15.14
                              15.17
                              15.2
                              15.16
                              15.28
                              15.25
                              15.33
                              15.38
                              15.43
                              15.48
                              15.53
                              15.53
                              15.5
                              15.5
                              15.55
                              15.55
                              15.49
                              15.51
                              15.51
                              15.473
                              15.47
                              15.38
                              15.37
                              15.46
                              15.47
                              15.48
                              15.52
                              15.52
                              15.52
                              15.52
                              15.57
                              15.7
                              15.75
                              15.8
                              15.7
                              15.61
                              15.61
                              15.61
                              15.61
                              15.55
                              15.55
                              15.7
                              15.7
                              15.7
                              15.75
                              15.65
                              15.6
                              15.85
                              15.75
                              15.7
                              15.75
                              15.75
                              15.74
                              15.94
                              15.92
                              15.92
                              15.92
                              15.89
                              15.84
                              15.84
                              16.1
                              16.05
                              16.4
                              16.1
                              16.11
                              16.11
                              16.11
                              16.0001
                              16.0001
May 31, 2007                  16.2799

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.28
------------------------------------
Common Share
Net Asset Value               $14.84
------------------------------------
Premium/(Discount) to NAV      9.70%
------------------------------------
Market Yield                   4.39%
------------------------------------
Taxable-Equivalent Yield1      6.44%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $29,072
------------------------------------
Average Effective Maturity
on Securities (Years)          18.27
------------------------------------
Leverage-Adjusted Duration      8.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.04%         5.14%
------------------------------------
5-Year          6.41%         7.35%
------------------------------------
Since
Inception       7.27%         6.85%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               18.4%
------------------------------------
Health Care                    14.3%
------------------------------------
U.S. Guaranteed                11.7%
------------------------------------
Tax Obligation/Limited         10.3%
------------------------------------
Tax Obligation/General         10.0%
------------------------------------
Water and Sewer                 9.5%
------------------------------------
Housing/Multifamily             8.2%
------------------------------------
Long-Term Care                  4.9%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NGX
                                  Performance
                                    OVERVIEW


Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
Insured                         52%
U.S. Guaranteed                 27%
GNMA/FNMA/FHA Guaranteed         3%
AAA (Uninsured)                  5%
AA (Uninsured)                   8%
A (Uninsured)                    3%
BBB (Uninsured)                  2%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.051
Jul                           0.051
Aug                           0.051
Sep                           0.051
Oct                           0.051
Nov                          0.0525
Dec                          0.0525
Jan                          0.0525
Feb                          0.0525
Mar                          0.0525
Apr                          0.0525
May                          0.0525

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   13.71
                              13.7401
                              13.61
                              13.71
                              13.7
                              13.82
                              13.78
                              13.6501
                              13.78
                              13.78
                              13.65
                              13.49
                              13.49
                              13.49
                              13.45
                              13.35
                              13.17
                              13.08
                              13.05
                              13.13
                              13.09
                              13.1301
                              13.27
                              13.2899
                              13.23
                              13.28
                              13.29
                              13.29
                              13.24
                              13.32
                              13.32
                              13.32
                              13.38
                              13.28
                              13.28
                              13.28
                              13.25
                              13.4
                              13.31
                              13.37
                              13.44
                              13.45
                              13.38
                              13.25
                              13.31
                              13.35
                              13.57
                              13.42
                              13.44
                              13.46
                              13.36
                              13.46
                              13.46
                              13.53
                              13.64
                              13.66
                              13.75
                              13.72
                              13.76
                              13.76
                              13.83
                              13.84
                              13.8
                              13.75
                              13.8
                              13.8
                              13.62
                              13.52
                              13.5
                              13.7
                              13.62
                              13.77
                              13.83
                              13.73
                              13.77
                              13.73
                              13.8
                              13.85
                              13.84
                              13.84
                              13.85
                              13.92
                              13.9612
                              14.1
                              14.13
                              14.13
                              13.95
                              14
                              14.15
                              14.11
                              14.02
                              13.99
                              13.94
                              13.91
                              13.83
                              13.73
                              13.74
                              13.74
                              13.74
                              13.58
                              13.57
                              13.54
                              13.68
                              13.65
                              13.65
                              13.71
                              13.81
                              13.81
                              13.81
                              13.93
                              13.85
                              13.8
                              13.8
                              13.73
                              13.76
                              13.88
                              13.88
                              13.9
                              13.9
                              13.96
                              13.9218
                              13.91
                              13.92
                              13.91
                              13.9
                              13.75
                              13.75
                              13.75
                              13.78
                              13.86
                              13.93
                              13.94
                              13.88
                              13.95
                              14
                              13.9
                              13.9
                              13.86
                              13.88
                              13.81
                              13.81
                              13.86
                              13.81
                              13.81
                              13.88
                              13.84
                              13.82
                              13.87
                              13.85
                              13.85
                              13.9
                              13.9
                              13.86
                              13.86
                              13.82
                              13.8
                              13.8
                              13.88
                              13.91
                              13.77
                              13.75
                              13.64
                              13.68
                              13.78
                              13.8
                              13.77
                              13.78
                              13.78
                              13.78
                              13.66
                              13.9
                              13.99
                              13.9896
                              13.76
                              13.81
                              13.9
                              14
                              13.94
                              13.95
                              13.99
                              14.35
                              14.35
                              14.24
                              14.21
                              14.2
                              14.1
                              14.07
                              14.2
                              14.2
                              14.2
                              14.216
                              14.24
                              14.25
                              14.22
                              14.2
                              14.2
                              14.15
                              14.17
                              14.16
                              14.16
                              14.16
                              14.16
                              14
                              13.96
                              13.96
                              13.97
                              14.06
                              14.1
                              14.2
                              14
                              14.04
                              14.04
                              14.09
                              14.23
                              14.19
                              14.48
                              14.39
                              14.16
                              14.15
                              14.15
                              14.15
                              14.1601
                              14.2299
                              14.4
                              14.2601
                              14.31
                              14.35
                              14.39
                              14.25
                              14.5
                              14.5
                              14.187
                              14.19
                              14.43
                              14.5
                              14.65
                              14.6299
                              14.63
                              14.6
                              14.64
                              14.48
                              14.6499
                              14.6499
                              14.53
                              14.58
                              14.58
                              14.65
                              14.6499
                              14.62
                              14.65
                              14.62
                              14.43
                              14.49
May 31, 2007                  14.4501


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.45
------------------------------------
Common Share
Net Asset Value               $14.50
------------------------------------
Premium/(Discount) to NAV     -0.34%
------------------------------------
Market Yield                   4.36%
------------------------------------
Taxable-Equivalent Yield1      6.39%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $39,458
------------------------------------
Average Effective Maturity
on Securities (Years)          17.32
------------------------------------
Leverage-Adjusted Duration      8.40
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.49%         5.12%
------------------------------------
Since
Inception       4.24%         5.57%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.9%
------------------------------------
Tax Obligation/General         17.7%
------------------------------------
Tax Obligation/Limited         17.7%
------------------------------------
Education and Civic
   Organizations               10.0%
------------------------------------
Water and Sewer                 8.9%
------------------------------------
Health Care                     6.9%
------------------------------------
Housing/Multifamily             6.8%
------------------------------------
Other                           5.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NOM
                                  Performance
                                    OVERVIEW


Nuveen Missouri Premium Income Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             65%
AA                              12%
A                                2%
BBB                              7%
N/R                             14%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                           0.063
Jul                           0.063
Aug                           0.063
Sep                            0.06
Oct                            0.06
Nov                            0.06
Dec                            0.06
Jan                            0.06
Feb                            0.06
Mar                          0.0575
Apr                          0.0575
May                          0.0575

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   16.25
                              16.15
                              16.3
                              16.15
                              16.15
                              16.2
                              16.24
                              16.24
                              16.05
                              15.88
                              15.9
                              15.83
                              15.65
                              15.45
                              15.01
                              15
                              15.24
                              15.23
                              15.2
                              15.44
                              15.44
                              15.44
                              15.25
                              15.44
                              15.7
                              15.7
                              15.6
                              15.6
                              15.35
                              15.35
                              15.35
                              14.93
                              14.7
                              14.66
                              14.66
                              14.7
                              14.9
                              14.85
                              14.56
                              14.66
                              14.61
                              14.95
                              14.65
                              14.83
                              14.89
                              15.04
                              15.04
                              15.13
                              15.07
                              15.08
                              15.02
                              14.99
                              15.05
                              15.1401
                              16.15
                              16.15
                              16.1
                              16.02
                              15.81
                              15.86
                              15.9767
                              16
                              15.81
                              15.89
                              16
                              16
                              16.1
                              16.1
                              16.17
                              16.17
                              16.15
                              16.15
                              15.95
                              16.2
                              16.24
                              16.24
                              16.2
                              16.2
                              16.25
                              16.29
                              16.21
                              16.25
                              16.05
                              16.05
                              16.04
                              16.04
                              15.99
                              16
                              15.95
                              16.22
                              16.25
                              16.2
                              16.2
                              16.15
                              16.15
                              16.14
                              16.14
                              16.14
                              16.14
                              16.38
                              16.4015
                              16.4015
                              16.4015
                              16.15
                              16.33
                              16.6
                              16.55
                              16.52
                              16.5
                              16.55
                              16.55
                              16.75
                              16.75
                              16.75
                              16.75
                              16.75
                              16.79
                              16.7
                              16.7
                              16.7
                              16.65
                              16.65
                              16.6
                              16.55
                              16.55
                              16.55
                              16.74
                              16.78
                              16.89
                              16.9
                              16.9
                              16.81
                              16.99
                              16.9
                              16.9
                              16.99
                              16.87
                              16.9
                              16.85
                              16.85
                              16.85
                              16.85
                              16.8
                              16.8
                              16.9
                              17
                              17
                              17
                              17
                              17
                              17.01
                              17.01
                              16.99
                              16.99
                              16.9
                              16.9
                              16.99
                              17.01
                              16.85
                              16.4
                              16.4
                              16.31
                              16.29
                              16.18
                              16.18
                              16.2
                              16.37
                              16.17
                              16.1636
                              16.01
                              16.08
                              16.22
                              16.23
                              16.23
                              16.23
                              16
                              16
                              16.01
                              16.01
                              16.01
                              16
                              16.03
                              16.05
                              16.05
                              16.15
                              16.3
                              16.47
                              16.72
                              16.6
                              16.6
                              16.53
                              16.53
                              16.39
                              16.75
                              17
                              17.06
                              16.82
                              16.65
                              16.63
                              16.63
                              16.62
                              16.48
                              16.53
                              16.53
                              16.2
                              16.27
                              16.27
                              16.21
                              16.11
                              16.11
                              16.11
                              16.11
                              16.11
                              16.2
                              16.4
                              16.22
                              16.5
                              16.62
                              16.59
                              16.65
                              16.65
                              16.71
                              16.43
                              16.62
                              16.7
                              16.71
                              16.47
                              16.47
                              16.47
                              16.43
                              16.43
                              16.43
                              16.43
                              16.64
                              16.855
                              16.93
                              16.894
                              16.87
                              17.15
                              17.12
                              17.07
                              17.03
                              17
                              16.95
                              16.87
                              16.87
                              16.87
                              16.84
                              16.8
                              16.3704
                              16.58
                              16.59
                              16.59
May 31, 2007                  16.56

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.56
------------------------------------
Common Share
Net Asset Value               $14.27
------------------------------------
Premium/(Discount) to NAV     16.05%
------------------------------------
Market Yield                   4.17%
------------------------------------
Taxable-Equivalent Yield1      6.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,826
------------------------------------
Average Effective Maturity
on Securities (Years)          15.51
------------------------------------
Leverage-Adjusted Duration      9.68
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.98%         4.17%
------------------------------------
5-Year          6.79%         5.85%
------------------------------------
10-Year         7.93%         6.26%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.8%
------------------------------------
Tax Obligation/General         18.5%
------------------------------------
U.S. Guaranteed                15.8%
------------------------------------
Health Care                    12.4%
------------------------------------
Water and Sewer                 9.9%
------------------------------------
Housing/Single Family           5.8%
------------------------------------
Long-Term Care                  4.6%
------------------------------------
Other                          13.2%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains distribution in December 2006 of $0.0048 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund (the Funds) as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 19, 2007

NTC
Nuveen Connecticut Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.8% (1.9% OF TOTAL INVESTMENTS)

$         600   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3     $      620,208
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

        1,500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,569,750
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        2,100   Total Consumer Staples                                                                                    2,189,958
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 29.2% (19.7% OF TOTAL INVESTMENTS)

        1,100   Connecticut Health and Education Facilities Authority, University     7/16 at 100.00          AA          1,168,926
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          925   Connecticut Health and Educational Facilities Authority, Revenue      7/13 at 100.00         AAA            961,057
                 Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 -
                 MBIA Insured

          200   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00          AA            206,552
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

          500   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         AAA            533,515
                 Bonds, Connecticut State University System, Series 2003F,
                 5.000%, 11/01/13 - FSA Insured

        2,115   Connecticut Health and Educational Facilities Authority, Revenue     11/15 at 100.00         AAA          2,263,558
                 Bonds, Connecticut State University System, Series 2005H,
                 5.000%, 11/01/17 - FSA Insured

          725   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 102.00         AAA            744,749
                 Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                 MBIA Insured

          750   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa            782,385
                 Bonds, Horace Bushnell Memorial Hall, Series 1999A,
                 5.625%, 7/01/29 - MBIA Insured

          640   Connecticut Health and Educational Facilities Authority, Revenue      7/07 at 100.00         AAA            647,181
                 Bonds, Loomis Chaffee School, Series 1996C, 5.500%, 7/01/16 -
                 MBIA Insured

          800   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         Aaa            883,328
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

        1,375   Connecticut Health and Educational Facilities Authority, Revenue      7/14 at 100.00         AAA          1,449,498
                 Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 -
                 MBIA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA          2,094,960
                 Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                 RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 100.00         AAA          1,532,160
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/13 at 100.00         AAA          1,555,215
                 Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42

          315   Connecticut Higher Education Supplemental Loan Authority,            11/09 at 102.00         AAA            317,567
                 Revenue Bonds, Family Education Loan Program, Series 1999A,
                 6.000%, 11/15/18 - AMBAC Insured (Alternative Minimum Tax)

          740   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            765,789
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)

          305   Connecticut State Health and Educational Facilities Authority,        7/17 at 100.00          AA            317,224
                 Revenue Bonds, Chase Collegiate School, Series 2007A,
                 5.000%, 7/01/27 (WI/DD, Settling 6/07/07) - RAAI Insured


                                       23

NTC
Nuveen Connecticut Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                University of Connecticut, General Obligation Bonds, Series 2004A:
$       1,000    5.000%, 1/15/18 - MBIA Insured                                       1/14 at 100.00         AAA     $    1,058,820
        2,000    5.000%, 1/15/19 - MBIA Insured                                       1/14 at 100.00         AAA          2,111,680

        1,220   University of Connecticut, General Obligation Bonds, Series 2005A,    2/15 at 100.00         AAA          1,305,912
                 5.000%, 2/15/17 - FSA Insured

          685   University of Connecticut, General Obligation Bonds, Series 2006A,    2/16 at 100.00         AAA            728,422
                 5.000%, 2/15/23 - FGIC Insured

        1,000   University of Connecticut, Student Fee Revenue Refunding Bonds,      11/12 at 101.00         AAA          1,068,200
                 Series 2002A, 5.250%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,395   Total Education and Civic Organizations                                                                  24,496,698
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.8% (8.7% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA            533,385
                 Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/21 -
                 RAAI Insured

          645   Connecticut Health and Educational Facilities Authority, Revenue      7/10 at 101.00          AA            685,532
                 Bonds, Eastern Connecticut Health Network, Series 2000A,
                 6.000%, 7/01/25 - RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
          800    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3            835,368
          500    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            520,030

        1,100   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         Aaa          1,156,089
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa          2,051,480
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 -
                 MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         AAA          1,051,760
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

        3,000   Connecticut Health and Educational Facilities Authority, Revenue      7/07 at 101.00         Aaa          3,032,340
                 Refunding Bonds, Middlesex Health Services, Series 1997H,
                 5.125%, 7/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,545   Total Health Care                                                                                         9,865,984
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      12/09 at 100.00         AAA          1,046,680
                 Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Multifamily Housing           11/15 at 100.00         AAA            999,330
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Multifamily                                                                                 2,046,010
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.6% (3.1% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/10 at 100.00         AAA          1,016,200
                 Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          205    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            202,753
          220    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            217,963

        2,100   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/16 at 100.00         AAA          2,119,110
                 Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        3,525   Total Housing/Single Family                                                                               3,556,026
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,750   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,824,148
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       24

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.2% (4.9% OF TOTAL INVESTMENTS)

$         750   Connecticut Development Authority, First Mortgage Gross Revenue      10/07 at 102.00        BBB-     $      771,848
                 Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                 Avery Heights, Series 1997, 5.700%, 4/01/12

          615   Connecticut Development Authority, First Mortgage Gross Revenue       9/09 at 102.00          AA            645,080
                 Refunding Healthcare Bonds, Connecticut Baptist Homes Inc.,
                 Series 1999, 5.500%, 9/01/15 - RAAI Insured

          700   Connecticut Development Authority, Health Facilities Revenue          8/07 at 100.00         N/R            701,638
                 Refunding Bonds, Alzheimer's Resource Center of Connecticut
                 Inc., Series 1994A, 7.000%, 8/15/09

                Connecticut Development Authority, Revenue Refunding Bonds,
                Duncaster Inc., Series 1999A:
        1,000    5.250%, 8/01/19 - RAAI Insured                                       2/10 at 102.00          AA          1,036,170
        1,000    5.375%, 8/01/24 - RAAI Insured                                       2/10 at 102.00          AA          1,041,520

        1,300   Connecticut Health and Educational Facilities Authority,              8/08 at 102.00         AAA          1,334,333
                 FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
                 Hospital, Series 1999B, 5.200%, 8/01/38

------------------------------------------------------------------------------------------------------------------------------------
        5,365   Total Long-Term Care                                                                                      5,530,589
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 25.8% (17.5% OF TOTAL INVESTMENTS)

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2004C,        No Opt. Call         AAA            540,485
                 5.250%, 8/15/14 - MBIA Insured

          750   Bridgeport, Connecticut, General Obligation Refunding Bonds,          8/12 at 100.00         Aaa            799,253
                 Series 2002A, 5.375%, 8/15/19 - FGIC Insured

        1,520   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/07 at 100.00         BBB          1,531,567
                 Series 1995, 6.700%, 10/15/10

        1,110   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA          1,165,245
                 5.000%, 4/01/23 - FGIC Insured

        2,000   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA          2,064,240
                 4.750%, 12/15/24

        1,300   Connecticut, General Obligation Bonds, Series 2006C,                  6/16 at 100.00         AAA          1,381,783
                 5.000%, 6/01/23 - FSA Insured

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          775    5.000%, 8/01/20 - FSA Insured                                        8/15 at 100.00         AAA            821,291
          525    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            521,215

          500   North Haven, Connecticut, General Obligation Bonds,                     No Opt. Call         Aa2            549,435
                 Series 2006, 5.000%, 7/15/24

        1,860   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          2,112,476
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

                Regional School District 16, Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Series 2000:
          350    5.500%, 3/15/18 - FSA Insured                                        3/10 at 101.00         Aaa            367,927
          350    5.625%, 3/15/19 - FSA Insured                                        3/10 at 101.00         Aaa            369,166
          350    5.700%, 3/15/20 - FSA Insured                                        3/10 at 101.00         Aaa            369,852

        1,420   Regional School District 16, Connecticut, General Obligation          3/13 at 101.00         Aaa          1,513,109
                 Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured

        2,105   Stratford, Connecticut, General Obligation Bonds, Series 2002,        2/12 at 100.00         AAA          2,118,640
                 4.000%, 2/15/15 - FSA Insured

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          465    5.000%, 6/15/17                                                        No Opt. Call          AA            503,930
          460    5.000%, 6/15/19                                                        No Opt. Call          AA            501,533
        1,000    5.000%, 6/15/21                                                        No Opt. Call          AA          1,092,530

        1,500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA          1,607,535
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       18,840   Total Tax Obligation/General                                                                             19,931,212
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NTC
Nuveen Connecticut Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.7% (12.0% OF TOTAL INVESTMENTS)

$       1,000   Connecticut Health and Educational Facilities Authority, Child Care   7/16 at 100.00         AAA     $    1,037,280
                 Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 -
                 AGC Insured

        1,945   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 102.00         AAA          2,046,937
                 Bonds, Child Care Facilities Program, Series 1999C,
                 5.625%, 7/01/29 - AMBAC Insured

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,000    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,093,340
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,044,920

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            525,420
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 2005A:
          960    0.000%, 7/01/32 - FGIC Insured                                         No Opt. Call         AAA            305,818
        2,615    0.000%, 7/01/33 - FGIC Insured                                         No Opt. Call         AAA            797,915

        2,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,122,240
                 5.250%, 8/01/21 - FSA Insured

        2,400   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA          2,567,928
                 5.000%, 8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00         AAA          1,080,690
                 Loan Note, Series 2003, 5.250%, 10/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,420   Total Tax Obligation/Limited                                                                             13,622,488
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.9% (0.6% OF TOTAL INVESTMENTS)

          750   Connecticut, General Airport Revenue Bonds, Bradley International     4/11 at 101.00         AAA            772,410
                 Airport, Series 2001A, 5.125%, 10/01/26 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 19.6% (13.3% OF TOTAL INVESTMENTS) (4)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
        1,305    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00      AA (4)          1,398,373
           50    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00     N/R (4)             53,548

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/07 at 102.00         AAA          1,021,330
                 Bonds, Connecticut College, Series 1997C-1, 5.500%, 7/01/20
                 (Pre-refunded 7/01/07) - MBIA Insured

          450   Connecticut Health and Educational Facilities Authority, Revenue      3/11 at 101.00         AAA            472,185
                 Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32
                 (Pre-refunded 3/01/11) - FSA Insured

          650   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00      A2 (4)            696,345
                 Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                 (Pre-refunded 7/01/11)

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00         AAA            525,510
                 Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31
                 (Pre-refunded 7/01/11) - AMBAC Insured

        1,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          1,066,660
                 5.500%, 10/01/20 (Pre-refunded 10/01/11)

           40   Connecticut, General Obligation Bonds, Series 1993E,                    No Opt. Call      AA (4)             43,716
                 6.000%, 3/15/12 (ETM)

        1,500   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00      AA (4)          1,612,005
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

        1,000   Hartford, Connecticut, Parking System Revenue Bonds,                  7/10 at 100.00    Baa2 (4)          1,072,980
                 Series 2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)

          400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00         AAA            425,488
                 Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) -
                 ACA Insured


                                       26

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA     $    1,063,620
                 Bonds, Series 2000A, 5.500%, 10/01/40

          655   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            674,630
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,100   University of Connecticut, General Obligation Bonds, Series 2003A,    2/13 at 100.00         AAA          1,169,135
                 5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan   10/10 at 101.00    BBB+ (4)          1,089,750
                 Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          1,066,390
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

        1,630   Westport, Connecticut, General Obligation Bonds, Series 2003,         2/12 at 100.00         Aaa          1,693,097
                 4.750%, 2/01/19 (Pre-refunded 2/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       14,280   Total U.S. Guaranteed                                                                                    15,144,762
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (3.9% OF TOTAL INVESTMENTS)

        1,575   Bristol Resource Recovery Facility Operating Committee,                 No Opt. Call         AAA          1,656,743
                 Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc.,
                 Series 2005, 5.000%, 7/01/12 - AMBAC Insured

        1,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1          1,040,250
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          395    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/07 at 100.00         BBB            396,067
        1,290    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/07 at 100.00         BBB          1,293,483

------------------------------------------------------------------------------------------------------------------------------------
        4,260   Total Utilities                                                                                           4,386,543
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 16.3% (11.0% OF TOTAL INVESTMENTS)

        2,550   Connecticut Development Authority, Water Facilities Revenue           9/07 at 101.00         Aaa          2,605,055
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,254,050
                 Series 2003A, 5.000%, 10/01/16


                                       27

NTC
Nuveen Connecticut Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Greater New Haven Water Pollution Control Authority, Connecticut,
                Regional Wastewater System Revenue Bonds, Series 2005A:
$         900    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA     $      965,214
        1,520    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA          1,596,380
        2,260    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA          2,367,034

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
        1,000    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          1,048,819
        1,525    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,583,452

        1,100   Stamford, Connecticut, Water Pollution Control System and            11/13 at 100.00         AA+          1,144,868
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
       12,040   Total Water and Sewer                                                                                    12,564,872
------------------------------------------------------------------------------------------------------------------------------------
$     111,270   Total Investments (cost $111,190,476) - 147.7%                                                          113,931,700
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      1,519,522
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  77,151,222
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $1,250,000            Pay   3-Month USD LIBOR        5.388%   Semi-Annually    4/25/08       4/25/35       $(39,197)
Morgan Stanley   5,500,000            Pay   3-Month USD LIBOR        5.559    Semi-Annually    4/23/08       4/23/23         (8,689)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(47,886)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0% (3.3% OF TOTAL INVESTMENTS)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$          65    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $       65,788
          500    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            514,670

        1,270   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3          1,312,774
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

------------------------------------------------------------------------------------------------------------------------------------
        1,835   Total Consumer Staples                                                                                    1,893,232
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 20.9% (14.0% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Education Facilities Authority, University     7/16 at 100.00          AA            531,330
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          100   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00          AA            103,276
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

          500   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         AAA            533,515
                 Bonds, Connecticut State University System, Series 2003F,
                 5.000%, 11/01/13 - FSA Insured

          440   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         Aaa            484,484
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 -
                 AMBAC Insured

           50   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 101.00          AA             50,771
                 Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 -
                 RAAI Insured

          350   Connecticut Health and Educational Facilities Authority, Revenue      7/14 at 100.00         AAA            371,949
                 Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 -
                 MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA          1,047,480
                 Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                 RAAI Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 100.00         AAA          1,021,440
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          570   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            589,865
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)

          150   Connecticut State Health and Educational Facilities Authority,        7/17 at 100.00          AA            156,012
                 Revenue Bonds, Chase Collegiate School, Series 2007A,
                 5.000%, 7/01/27 (WI/DD, Settling 6/07/07) - RAAI Insured

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          125    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            127,979
          270    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            275,740

                University of Connecticut, General Obligation Bonds, Series 2001A:
        1,000    4.750%, 4/01/20                                                      4/11 at 101.00          AA          1,025,760
        1,000    4.750%, 4/01/21                                                      4/11 at 101.00          AA          1,024,000

          585   University of Connecticut, General Obligation Bonds, Series 2006A,    2/16 at 100.00         AAA            622,083
                 5.000%, 2/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,640   Total Education and Civic Organizations                                                                   7,965,684
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 8.5% (5.7% OF TOTAL INVESTMENTS)

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA          1,065,590
                 Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 -
                 RAAI Insured


                                       29

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
$         500    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3     $      522,105
          250    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            260,015

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
          135    5.375%, 7/01/17                                                      7/07 at 102.00        BBB-            137,252
           75    5.500%, 7/01/27                                                      7/07 at 102.00        BBB-             76,226

          125   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa            128,218
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 -
                 MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         AAA          1,051,760
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,085   Total Health Care                                                                                         3,241,166
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing           11/15 at 100.00         AAA            499,665
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          750   Stamford Housing Authority, Connecticut, Multifamily Housing            No Opt. Call          A-            757,058
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Housing/Multifamily                                                                                 1,256,723
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,016,200
                 Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)

          700   Connecticut Housing Finance Authority, Housing Mortgage               5/16 at 100.00         AAA            706,370
                 Finance Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        1,700   Total Housing/Single Family                                                                               1,722,570
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,042,370
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)

          300   Connecticut Development Authority, First Mortgage Gross Revenue      12/11 at 102.00        BBB+            316,866
                 Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                 5.750%, 12/01/23

          110   Connecticut Development Authority, First Mortgage Gross Revenue      10/07 at 102.00        BBB-            113,504
                 Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                 Avery Heights, Series 1997, 5.800%, 4/01/21

          500   Connecticut Development Authority, Health Facilities Revenue          8/07 at 100.00         N/R            501,230
                 Refunding Bonds, Alzheimer's Resource Center of Connecticut
                 Inc., Series 1994A, 7.250%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
          910   Total Long-Term Care                                                                                        931,600
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 13.0% (8.7% OF TOTAL INVESTMENTS)

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2004C,        No Opt. Call         AAA            540,485
                 5.250%, 8/15/14 - MBIA Insured

          560   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA            587,871
                 5.000%, 4/01/23 - FGIC Insured

          700   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA            722,484
                 4.750%, 12/15/24

          400   Connecticut, General Obligation Bonds, Series 2006C,                  6/16 at 100.00         AAA            425,164
                 5.000%, 6/01/23 - FSA Insured

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            380,736
          240    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            238,270

          400   North Haven, Connecticut, General Obligation Bonds,                     No Opt. Call         Aa2            439,548
                 Series 2006, 5.000%, 7/15/24


                                       30

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
$         335    5.000%, 6/15/17                                                        No Opt. Call          AA     $      363,046
          335    5.000%, 6/15/19                                                        No Opt. Call          AA            365,247

          810   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            868,069
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,640   Total Tax Obligation/General                                                                              4,930,920
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.8% (14.5% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority, Child Care   7/16 at 100.00         AAA            518,640
                 Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 -
                 AGC Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 105.00           A          1,070,850
                 Bonds, New Opportunities for Waterbury Inc., Series 1998A,
                 6.750%, 7/01/28

                Connecticut, Certificates of Participation, Juvenile Training School,
                Series 2001:
          600    5.000%, 12/15/20                                                    12/11 at 101.00         AA-            623,340
        1,000    5.000%, 12/15/30                                                    12/11 at 101.00         AA-          1,030,930

        1,475   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call         AAA          1,595,758
                 Purpose Bonds, Series 1998B, 5.500%, 11/01/12 - FSA Insured

          600   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            680,562
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

          470   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            149,723
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

        1,200   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA          1,283,964
                 5.000%, 8/01/16 - FSA Insured

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00        BBB+            809,520
                 Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00          AA            512,815
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,095   Total Tax Obligation/Limited                                                                              8,276,102
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.8% (4.5% OF TOTAL INVESTMENTS)

        2,500   Connecticut, General Airport Revenue Bonds, Bradley International     4/11 at 101.00         AAA          2,574,700
                 Airport, Series 2001A, 5.125%, 10/01/26 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 42.7% (28.5% OF TOTAL INVESTMENTS) (4)

          625   Connecticut Health and Educational Facilities Authority, Revenue      3/11 at 101.00         AAA            655,813
                 Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32
                 (Pre-refunded 3/01/11) - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00      A2 (4)          1,071,300
                 Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                 (Pre-refunded 7/01/11)

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00         AAA          1,576,530
                 Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31
                 (Pre-refunded 7/01/11) - AMBAC Insured

        2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          2,133,320
                 5.500%, 10/01/20 (Pre-refunded 10/01/11)

          500   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00      AA (4)            537,335
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

          500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,        7/11 at 102.00         Aaa            533,065
                 5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

                Hamden, Connecticut, General Obligation Bonds, Series 2001:
          640    5.250%, 8/15/18 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            686,387
          635    5.000%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            674,910
          300    5.000%, 8/15/20 (Pre-refunded 8/15/11) - MBIA Insured                8/11 at 102.00         AAA            318,855


                                       31

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                New Haven, Connecticut, General Obligation Bonds, Series 2001A:
$         220    5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC Insured             11/11 at 100.00         AAA     $      229,772
          780    5.000%, 11/01/20 (Pre-refunded 11/01/10) - FGIC Insured             11/10 at 101.00         AAA            816,941

          250   Northern Mariana Islands, General Obligation Bonds, Series 2000A,     6/10 at 100.00         AAA            265,930
                 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured

        1,975   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,079,537
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        1,425   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,516,585
                 Bonds, Series 2000A, 5.500%, 10/01/32

        1,300   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,382,706
                 Bonds, Series 2000A, 5.500%, 10/01/40

          320   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            329,590
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          1,066,390
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

          370   Windsor, Connecticut, General Obligation Bonds, Series 2001,          7/09 at 100.00     Aa2 (4)            379,220
                 5.000%, 7/15/20 (Pre-refunded 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       15,340   Total U.S. Guaranteed                                                                                    16,254,186
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.0% (2.7% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            520,125
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste          7/07 at 100.00         BBB          1,002,700
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Utilities                                                                                           1,522,825
------------------------------------------------------------------------------------------------------------------------------------


                                       32

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.0% (9.4% OF TOTAL INVESTMENTS)

$       1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA     $    1,254,050
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority, Connecticut,
                Regional Wastewater System Revenue Bonds, Series 2005A:
          450    5.000%, 11/15/17 - MBIA Insured                                     11/15 at 100.00         AAA            481,707
          720    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA            756,180
        1,110    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA          1,162,570

          140   Guam Government Waterworks Authority, Water and Wastewater            7/15 at 100.00         Ba2            152,656
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            786,614
          720    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            747,597

------------------------------------------------------------------------------------------------------------------------------------
        5,075   Total Water and Sewer                                                                                     5,341,374
------------------------------------------------------------------------------------------------------------------------------------
$      54,570   Total Investments (cost $55,218,349) - 149.8%                                                            56,953,452
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                        570,793
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  38,024,245
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $1,000,000            Pay   3-Month USD LIBOR        5.388%   Semi-Annually    4/25/08       4/25/35       $(31,358)
Morgan Stanley   4,000,000            Pay   3-Month USD LIBOR        5.559    Semi-Annually    4/23/08       4/23/23         (6,319)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(37,677)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)


                         The  Fund may  invest in "zero  coupon"  securities.
                         A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their
                         description.  The   market   prices  of  zero   coupon
                         securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.1% (2.1% OF TOTAL INVESTMENTS)

$         250   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3     $      258,420
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41

          755   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            790,108
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        1,005   Total Consumer Staples                                                                                    1,048,528
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.0% (12.1% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Education Facilities Authority, University     7/16 at 100.00          AA            531,330
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          100   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00          AA            103,276
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

           95   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 102.00         AAA             97,588
                 Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                 MBIA Insured

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 101.00         AAA            510,610
                 Bonds, Hopkins School, Series 1998A, 5.000%, 7/01/20 -
                 AMBAC Insured

          215   Connecticut Health and Educational Facilities Authority, Revenue      1/15 at 100.00         Aaa            229,444
                 Bonds, Kent School, Series 2004D, 5.000%, 7/01/15 -
                 MBIA Insured

          310   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         Aaa            342,290
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, University of Hartford, Series 2002E:
          590    5.500%, 7/01/22 - RAAI Insured                                       7/12 at 101.00          AA            631,914
        1,000    5.250%, 7/01/32 - RAAI Insured                                       7/12 at 101.00          AA          1,047,480

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 100.00         AAA          1,021,440
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          135   Connecticut State Health and Educational Facilities Authority,        7/17 at 100.00          AA            140,411
                 Revenue Bonds, Chase Collegiate School, Series 2007A,
                 5.000%, 7/01/27 (WI/DD, Settling 6/07/07) - RAAI Insured

                University of Connecticut, General Obligation Bonds, Series 2006A:
          450    5.000%, 2/15/19 - FGIC Insured                                       2/16 at 100.00         AAA            481,892
          490    5.000%, 2/15/23 - FGIC Insured                                       2/16 at 100.00         AAA            521,061

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,      11/12 at 101.00         AAA            533,695
                 Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,885   Total Education and Civic Organizations                                                                   6,192,431
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.2% (6.8% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
           20    6.125%, 7/01/20 - RAAI Insured                                       7/10 at 101.00          AA             21,329
           65    6.000%, 7/01/25 - RAAI Insured                                       7/10 at 101.00          AA             69,085

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
          300    5.000%, 7/01/20 - RAAI Insured                                       7/15 at 100.00         Aa3            313,263
          300    5.000%, 7/01/23 - RAAI Insured                                       7/15 at 100.00         Aa3            312,018


                                       34

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
$         105    5.375%, 7/01/17                                                      7/07 at 102.00        BBB-     $      106,751
           45    5.500%, 7/01/27                                                      7/07 at 102.00        BBB-             45,736

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         Aaa            525,495
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA          1,031,950
                 Bonds, St. Francis Hospital and Medical Center, Series 2002D,
                 5.000%, 7/01/22 - RAAI Insured

           25   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa             25,712
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                 MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         AAA          1,051,760
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,360   Total Health Care                                                                                         3,503,099
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.9% (2.0% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing           11/15 at 100.00         AAA            499,665
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          500   Stamford Housing Authority, Connecticut, Multifamily Housing            No Opt. Call          A-            504,705
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total Housing/Multifamily                                                                                 1,004,370
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          305    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            301,657
          330    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            326,944

          600   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/16 at 100.00         AAA            605,460
                 Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        1,235   Total Housing/Single Family                                                                               1,234,061
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.0% (2.1% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          1,042,370
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

          320   Connecticut Development Authority, First Mortgage Gross Revenue      12/11 at 102.00        BBB+            337,990
                 Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                 5.750%, 12/01/23

          325   Connecticut Development Authority, First Mortgage Gross Revenue      10/07 at 102.00        BBB-            334,467
                 Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                 Avery Heights, Series 1997, 5.700%, 4/01/12

          450   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00         AAA            471,717
                 Bonds, Village for Families and Children Inc., Series 2002A,
                 5.000%, 7/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,095   Total Long-Term Care                                                                                      1,144,174
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.9% (14.7% OF TOTAL INVESTMENTS)

          875   Bridgeport, Connecticut, General Obligation Bonds, Series 2004C,        No Opt. Call         AAA            945,849
                 5.250%, 8/15/14 - MBIA Insured

          600   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA            619,272
                 4.750%, 12/15/24

          400   Connecticut, General Obligation Bonds, Series 2006C,                  6/16 at 100.00         AAA            425,164
                 5.000%, 6/01/23 - FSA Insured

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000    5.000%, 9/15/20                                                      9/12 at 101.00         Aa1          1,057,010
        1,450    5.000%, 9/15/21                                                      9/12 at 101.00         Aa1          1,529,475


                                       35

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,305   Hartford County Metropolitan District, Connecticut, General           4/12 at 101.00         AA+     $    1,371,960
                 Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            380,736
          240    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            238,270

          400   Suffield, Connecticut, General Obligation Bonds, Series 2005,           No Opt. Call          AA            437,012
                 5.000%, 6/15/21

          500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            537,420
                 Series 2005B, 5.000%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,130   Total Tax Obligation/General                                                                              7,542,168
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 12.5% (8.4% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority,              7/16 at 100.00         AAA            518,640
                 Child Care Facilities Program Revenue Bonds, Series 2006F,
                 5.000%, 7/01/36 - AGC Insured

          500   Connecticut, Special Tax Obligation Transportation Infrastructure    10/11 at 100.00         AAA            529,730
                 Purpose Bonds, Series 2001B, 5.375%, 10/01/13 - FSA Insured

        1,625   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA          1,729,488
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/20 - FSA Insured

          500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            567,135
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

          430   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            136,981
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

          750   Puerto Rico Municipal Finance Agency, Series 2005C,                   8/15 at 100.00         AAA            802,478
                 5.000%, 8/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,305   Total Tax Obligation/Limited                                                                              4,284,452
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.3% (4.2% OF TOTAL INVESTMENTS)

        1,950   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights             No Opt. Call         AAA          2,148,549
                 Parking Facility, Series 2002, 5.375%, 12/01/15 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 48.5% (32.5% OF TOTAL INVESTMENTS) (4)

        2,250   Connecticut Health and Educational Facilities Authority, Revenue     11/11 at 100.00         AAA          2,355,503
                 Bonds, Connecticut State University System, Series 2002D-2,
                 5.000%, 11/01/21 (Pre-refunded 11/01/11) - FSA Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
          100    6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00      AA (4)            107,516
           30    6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00     N/R (4)             32,237
          130    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00      AA (4)            139,302
            5    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                7/10 at 101.00     N/R (4)              5,355

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      3/11 at 101.00         AAA          1,049,300
                 Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32
                 (Pre-refunded 3/01/11) - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00      A2 (4)          1,061,930
                 Bonds, Loomis Chaffee School, Series 2001D, 5.250%, 7/01/31
                 (Pre-refunded 7/01/11)

          500   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00      AA (4)            533,445
                 5.375%, 4/15/19 (Pre-refunded 4/15/12)

        2,105   Fairfield, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          2,210,250
                 5.000%, 4/01/16 (Pre-refunded 4/01/12)


                                       36

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA     $    1,052,930
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,064,270
                 Bonds, Series 2000A, 5.500%, 10/01/32

        2,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,127,240
                 Bonds, Series 2000A, 5.500%, 10/01/40

                Regional School District 8, Andover, Hebron and Marlborough,
                Connecticut, General Obligation Bonds, Series 2002:
        1,390    5.000%, 5/01/20 (Pre-refunded 5/01/11) - FSA Insured                 5/11 at 101.00         Aaa          1,460,821
        1,535    5.000%, 5/01/22 (Pre-refunded 5/01/11) - FSA Insured                 5/11 at 101.00         Aaa          1,613,208

        1,230   University of Connecticut, General Obligation Bonds, Series 2002A,    4/12 at 100.00      AA (4)          1,311,660
                 5.375%, 4/01/19 (Pre-refunded 4/01/12)

          500   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA            533,195
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,775   Total U.S. Guaranteed                                                                                    16,658,162
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.7% (2.5% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            520,125
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          250    5.500%, 1/01/15 (Alternative Minimum Tax)                            8/07 at 100.00         BBB            250,675
          510    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/07 at 100.00         BBB            511,377

------------------------------------------------------------------------------------------------------------------------------------
        1,260   Total Utilities                                                                                           1,282,177
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.0% (8.0% OF TOTAL INVESTMENTS)

           70   Connecticut Development Authority, Water Facilities Revenue           9/07 at 101.00         Aaa             71,511
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 - AMBAC Insured (Alternative Minimum Tax)

          785   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA            830,742
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority, Connecticut,
                Regional Wastewater System Revenue Bonds, Series 2005A:
          500    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA            536,230
          690    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA            724,673
          320    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA            335,154


                                       37

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         130   Guam Government Waterworks Authority, Water and Wastewater            7/15 at 100.00         Ba2     $      141,751
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            786,613
          660    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            685,296
------------------------------------------------------------------------------------------------------------------------------------
        3,905   Total Water and Sewer                                                                                     4,111,970
------------------------------------------------------------------------------------------------------------------------------------
$      48,905   Total Investments (cost $49,452,258) - 149.0%                                                            51,196,511
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        669,432
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  34,365,943
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $  750,000            Pay   3-Month USD-LIBOR        5.388%   Semi-Annually    4/25/08       4/25/35       $(23,519)
Morgan Stanley   3,000,000            Pay   3-Month USD-LIBOR        5.559    Semi-Annually    4/23/08       4/23/23         (4,739)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(28,258)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                   N/R   Not rated.

                 WI/DD   Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.0% (2.7% OF TOTAL INVESTMENTS)

$       2,405   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,516,833
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.4% (9.6% OF TOTAL INVESTMENTS)

        1,000   Connecticut Health and Education Facilities Authority, Revenue        7/17 at 100.00         AAA            986,170
                 Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 -
                 MBIA Insured

          650   Connecticut Health and Education Facilities Authority, University     7/16 at 100.00          AA            690,729
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          150   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00          AA            154,914
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

        1,700   Connecticut Health and Educational Facilities Authority, Revenue     11/15 at 100.00         AAA          1,819,408
                 Bonds, Connecticut State University System, Series 2005H,
                 5.000%, 11/01/17 - FSA Insured

          285   Connecticut Health and Educational Facilities Authority, Revenue      1/15 at 100.00         Aaa            304,146
                 Bonds, Kent School, Series 2004D, 5.000%, 7/01/15 -
                 MBIA Insured

          400   Connecticut Health and Educational Facilities Authority, Revenue        No Opt. Call         Aaa            441,664
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

          750   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA            803,280
                 Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22 -
                 RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 100.00         AAA          1,532,160
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          250   Connecticut State Health and Educational Facilities Authority,        7/17 at 100.00          AA            260,020
                 Revenue Bonds, Chase Collegiate School, Series 2007A,
                 5.000%, 7/01/27 (WI/DD, Settling 6/07/07) - RAAI Insured

                University of Connecticut, General Obligation Bonds, Series 2006A:
          850    5.000%, 2/15/19 - FGIC Insured                                       2/16 at 100.00         AAA            910,240
          490    5.000%, 2/15/23 - FGIC Insured                                       2/16 at 100.00         AAA            521,061

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,      11/12 at 101.00         AAA            533,695
                 Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,525   Total Education and Civic Organizations                                                                   8,957,487
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 6.5% (4.3% OF TOTAL INVESTMENTS)

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA            533,385
                 Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/21 -
                 RAAI Insured

          800   Connecticut Health and Educational Facilities Authority, Revenue      7/15 at 100.00         Aa3            835,368
                 Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/20 -
                 RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Hospital for Special Care, Series 1997B:
          235    5.375%, 7/01/17                                                      7/07 at 102.00        BBB-            238,920
          225    5.500%, 7/01/27                                                      7/07 at 102.00        BBB-            228,679

          900   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         Aaa            945,891
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

          200   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa            205,694
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                 MBIA Insured


                                       39

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Connecticut Health and Educational Facilities Authority, Revenue      7/16 at 100.00         AAA     $    1,051,760
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,860   Total Health Care                                                                                         4,039,697
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.8% (1.9% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Multifamily Housing           11/15 at 100.00         AAA            999,330
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          750   Stamford Housing Authority, Connecticut, Multifamily Housing            No Opt. Call          A-            757,058
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Housing/Multifamily                                                                                 1,756,388
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.2% (2.2% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          435    4.700%, 11/15/26 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            430,232
          465    4.800%, 11/15/31 (Alternative Minimum Tax)                          11/15 at 100.00         AAA            460,694

        1,100   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/16 at 100.00         AAA          1,110,010
                 Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Single Family                                                                               2,000,936
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.3% (2.2% OF TOTAL INVESTMENTS)

        2,000   Connecticut Resource Recovery Authority, Revenue Bonds,              12/11 at 102.00        Baa2          2,084,740
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG TERM-CARE - 12.4% (8.3% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, First Mortgage Gross Revenue      12/11 at 102.00        BBB+            528,110
                 Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                 5.750%, 12/01/23

          600   Connecticut Development Authority, First Mortgage Gross Revenue      10/07 at 102.00        BBB-            617,478
                 Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                 Avery Heights, Series 1997, 5.700%, 4/01/12

                Connecticut Development Authority, Revenue Bonds, Duncaster Inc.,
                Series 2002:
          650    5.125%, 8/01/22 - RAAI Insured                                       8/12 at 101.00          AA            677,177
        1,025    4.750%, 8/01/32 - RAAI Insured                                       8/12 at 101.00          AA          1,031,437

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Village for Families and Children Inc., Series 2002A:
          430    5.000%, 7/01/18 - AMBAC Insured                                      7/12 at 101.00         AAA            451,461
          475    5.000%, 7/01/20 - AMBAC Insured                                      7/12 at 101.00         AAA            496,883
          260    5.000%, 7/01/23 - AMBAC Insured                                      7/12 at 101.00         AAA            270,772
        1,000    5.000%, 7/01/32 - AMBAC Insured                                      7/12 at 101.00         AAA          1,039,800

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds,
                Series 2002SNH-1:
        1,000    5.000%, 6/15/22 - AMBAC Insured                                      6/12 at 101.00         AAA          1,045,820
        1,500    5.000%, 6/15/32 - AMBAC Insured                                      6/12 at 101.00         AAA          1,557,630

------------------------------------------------------------------------------------------------------------------------------------
        7,440   Total Long-Term Care                                                                                      7,716,568
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.1% (18.1% OF TOTAL INVESTMENTS)

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525    5.000%, 11/01/18 - FGIC Insured                                     11/12 at 100.00         Aaa            549,675
          525    5.000%, 11/01/19 - FGIC Insured                                     11/12 at 100.00         Aaa            549,150
          525    5.000%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         Aaa            549,150
          525    5.000%, 11/01/21 - FGIC Insured                                     11/12 at 100.00         Aaa            549,150
          525    5.000%, 11/01/22 - FGIC Insured                                     11/12 at 100.00         Aaa            547,208

        1,000   Bridgeport, Connecticut, General Obligation Bonds, Series 2004C,        No Opt. Call         AAA          1,080,970
                 5.250%, 8/15/14 - MBIA Insured

        1,200   Connecticut, General Obligation Bonds, Series 2006A,                 12/16 at 100.00          AA          1,238,544
                 4.750%, 12/15/24


                                       40

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         700   Connecticut, General Obligation Bonds, Series 2006C,                  6/16 at 100.00         AAA     $      744,037
                 5.000%, 6/01/23 - FSA Insured

          450   Farmington, Connecticut, General Obligation Bonds, Series 2002,       9/12 at 101.00         Aa1            475,655
                 5.000%, 9/15/20

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          600    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA            634,560
          400    4.375%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA            397,116

                New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
          950    4.500%, 5/01/19                                                      5/11 at 100.00         Aaa            964,345
          900    4.600%, 5/01/20                                                      5/11 at 100.00         Aaa            915,741
          500    4.700%, 5/01/21                                                      5/11 at 100.00         Aaa            509,885

                Southbury, Connecticut, General Obligation Bonds, Series 2002:
          500    4.250%, 12/15/14                                                    12/11 at 101.00         Aa3            509,285
          500    4.375%, 12/15/15                                                    12/11 at 101.00         Aa3            511,370
          500    4.375%, 12/15/16                                                    12/11 at 101.00         Aa3            510,620
          500    4.500%, 12/15/17                                                    12/11 at 101.00         Aa3            512,205
          500    4.625%, 12/15/18                                                    12/11 at 101.00         Aa3            514,505
          500    4.625%, 12/15/19                                                    12/11 at 101.00         Aa3            512,505
          500    4.875%, 12/15/20                                                    12/11 at 101.00         Aa3            518,140
          500    4.875%, 12/15/21                                                    12/11 at 101.00         Aa3            517,140
          500    5.000%, 12/15/22                                                    12/11 at 101.00         Aa3            522,590

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375    4.000%, 2/15/19 - FSA Insured                                        2/12 at 100.00         AAA          1,364,014
          630    4.125%, 2/15/20 - FSA Insured                                        2/12 at 100.00         AAA            627,499

          500   West Hartford, Connecticut, General Obligation Bonds,                10/15 at 100.00         AAA            535,845
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       16,330   Total Tax Obligation/General                                                                             16,860,904
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 22.1% (14.8% OF TOTAL INVESTMENTS)

          930   Connecticut Health and Educational Facilities Authority,              7/16 at 100.00         AAA            964,670
                 Child Care Facilities Program Revenue Bonds, Series 2006F,
                 5.000%, 7/01/36 - AGC Insured

           60   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call          AA             65,125
                 Purpose Bonds, Series 1992B, 6.125%, 9/01/12

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,810    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,941,143
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,044,920
        1,000    5.000%, 12/01/22 - AMBAC Insured                                    12/12 at 100.00         AAA          1,042,920

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            525,420
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,134,270
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 2005A:
          780    0.000%, 7/01/32 - FGIC Insured                                         No Opt. Call         AAA            248,477
        2,120    0.000%, 7/01/33 - FGIC Insured                                         No Opt. Call         AAA            646,876

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890    5.250%, 7/01/17                                                      7/12 at 100.00        BBB-            929,650
        1,000    5.250%, 7/01/20                                                      7/12 at 100.00        BBB-          1,044,090
        1,045    5.250%, 7/01/21                                                      7/12 at 100.00        BBB-          1,090,102

        1,010   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,105,273
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          195   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            204,787
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29


                                       41

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         750   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00         BBB     $      769,418
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       15,090   Total Tax Obligation/Limited                                                                             13,757,141
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.7% (0.6% OF TOTAL INVESTMENTS)

          415   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights             No Opt. Call         AAA            457,255
                 Parking Facility, Series 2002, 5.375%, 12/01/15 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 32.3% (21.6% OF TOTAL INVESTMENTS) (4)

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2003A,      9/13 at 100.00         AAA            537,725
                 5.250%, 9/15/23 (Pre-refunded 9/15/13) - FSA Insured

        1,595   Connecticut Health and Educational Facilities Authority, Revenue     11/11 at 100.00         AAA          1,669,790
                 Bonds, Connecticut State University System, Series 2002D-2,
                 5.000%, 11/01/21 (Pre-refunded 11/01/11) - FSA Insured

        3,100   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00         AAA          3,258,162
                 Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21
                 (Pre-refunded 7/01/11) - AMBAC Insured

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00      AA (4)          1,050,380
                 5.000%, 4/15/21 (Pre-refunded 4/15/12)

          400   Connecticut, Special Tax Obligation Transportation Infrastructure    10/11 at 100.00         AAA            415,256
                 Purpose Bonds, Series 2001A, 4.800%, 10/01/18
                 (Pre-refunded 10/01/11) - FSA Insured

           40   New Haven, Connecticut, General Obligation Bonds, Series 2002A,      11/11 at 101.00         AAA             42,625
                 5.250%, 11/01/17 - AMBAC Insured (ETM)

        1,405   New Haven, Connecticut, General Obligation Bonds, Series 2002A,      11/11 at 101.00         AAA          1,496,901
                 5.250%, 11/01/17 (Pre-refunded 11/01/11) - AMBAC Insured

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,211,437
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          3,190,860
                 Bonds, Series 2000A, 5.500%, 10/01/40

        2,000   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          2,035,840
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28
                 (Pre-refunded 1/01/08) - AMBAC Insured

          570   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa            608,914
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

        1,410   Puerto Rico, General Obligation and Public Improvement Refunding      7/08 at 101.00         AAA          1,444,686
                 Bonds, Series 1998B, 5.000%, 7/01/24 (Pre-refunded 7/01/08) -
                 MBIA Insured

        1,100   University of Connecticut, General Obligation Bonds, Series 2003A,    2/13 at 100.00         AAA          1,169,135
                 5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,170   Total U.S. Guaranteed                                                                                    20,131,711
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.3% (2.2% OF TOTAL INVESTMENTS)

          720   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1            748,980
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
        1,000    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/07 at 100.00         BBB          1,002,700
          305    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/07 at 100.00         BBB            305,824

------------------------------------------------------------------------------------------------------------------------------------
        2,025   Total Utilities                                                                                           2,057,504
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.2% (11.5% OF TOTAL INVESTMENTS)

          765   Connecticut Development Authority, Water Facilities Revenue           9/07 at 101.00         N/R            781,310
                 Bonds, Bridgeport Hydraulic Company, Series 1996,
                 6.000%, 9/01/36 (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,254,050
                 Series 2003A, 5.000%, 10/01/16


                                       42

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
$         770    5.000%, 11/15/16 - MBIA Insured                                     11/15 at 100.00         AAA     $      825,794
        1,230    5.000%, 11/15/30 - MBIA Insured                                     11/15 at 100.00         AAA          1,291,808
          640    5.000%, 8/15/35 - MBIA Insured                                      11/15 at 100.00         AAA            670,310

          230   Guam Government Waterworks Authority, Water and Wastewater            7/15 at 100.00         Ba2            250,794
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
        2,050    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          2,150,081
        1,140    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,183,695

        1,840   South Central Connecticut Regional Water Authority,                   8/16 at 100.00         AAA          1,943,038
                 Water System Revenue Bonds, Twentieth Series, 2007A,
                 5.000%, 8/01/30 - MBIA Insured

          350   Stamford, Connecticut, Water Pollution Control System and            11/13 at 100.00         AA+            364,275
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
       10,200   Total Water and Sewer                                                                                    10,715,155
------------------------------------------------------------------------------------------------------------------------------------
$      91,210   Total Investments (cost $91,413,059) - 149.3%                                                            93,052,319
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,272,346
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  62,324,665
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $2,500,000            Pay   3-Month USD-LIBOR        5.559%   Semi-Annually    4/23/08       4/23/23        $(3,949)
====================================================================================================================================

                         USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate) The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NMT
Nuveen Massachusetts Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       1,485   Boston Industrial Development Financing Authority, Massachusetts,     9/12 at 102.00         Ba3     $    1,537,747
                 Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                 6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 0.9% (0.6% OF TOTAL INVESTMENTS)

          550   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3            568,524
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 22.4% (15.1% OF TOTAL INVESTMENTS)

          750   Massachusetts Development Finance Agency, Revenue Bonds,              9/15 at 100.00         AAA            779,483
                 Western New England College, Series 2005A, 5.000%, 9/01/33 -
                 AGC Insured

          890   Massachusetts Development Finance Authority, Revenue Bonds,           3/09 at 101.00           A            922,476
                 Curry College, Series 2000A, 6.000%, 3/01/20 - ACA Insured

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,           7/13 at 101.00          A3          1,074,020
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2003C, 5.750%, 7/01/33

        1,745   Massachusetts Development Finance Authority, Revenue Bonds,           7/15 at 100.00         AAA          1,806,494
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2005D, 5.000%, 7/01/27 - AGC Insured

          750   Massachusetts Development Finance Authority, Revenue Bonds,           9/13 at 100.00         AA-            794,858
                 Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,090   Massachusetts Development Finance Authority, Revenue Refunding          No Opt. Call          A3          1,278,439
                 Bonds, Boston University, Series 1999P, 6.000%, 5/15/29

           85   Massachusetts Education Loan Authority, Student Loan Revenue          7/07 at 100.00         AAA             85,088
                 Bonds, Issue E, Series 1995, 6.150%, 7/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,550   Massachusetts Educational Finance Authority, Educational Loan         1/12 at 100.00         AAA          1,587,200
                 Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue    6/13 at 100.00         AA-          2,129,440
                 Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

          500   Massachusetts Health and Educational Facilities Authority, Revenue    7/13 at 100.00         AA+            519,355
                 Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26

          555   Massachusetts Health and Educational Facilities Authority, Revenue    7/13 at 100.00         AA+            580,874
                 Bonds, Williams College, Series 2003H, 5.000%, 7/01/21

        1,380   Massachusetts Health and Educational Facilities Authority, Revenue    7/16 at 100.00         AA+          1,451,429
                 Bonds, Williams College, Series 2007L, 5.000%, 7/01/31

          500   Massachusetts Health and Educational Facilities Authority, Revenue   11/12 at 100.00         AAA            518,690
                 Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 -
                 AMBAC Insured

        1,645   Massachusetts Industrial Finance Agency, Revenue Bonds,               7/07 at 100.00         Aa1          1,646,431
                 Whitehead Institute for Biomedical Research, Series 1993,
                 5.125%, 7/01/26

          375   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            383,936
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
       14,815   Total Education and Civic Organizations                                                                  15,558,213
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.9% (12.0% OF TOTAL INVESTMENTS)

        1,250   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          1,337,575
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31


                                       44

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA     $    1,039,590
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/12 at 101.00         BBB          1,083,110
                 Revenue Bonds, Caritas Christi Obligated Group, Series 2002B,
                 6.250%, 7/01/22

          935   Massachusetts Health and Educational Facilities Authority, Revenue    8/15 at 100.00          AA            957,365
                 Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 -
                 RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    8/15 at 100.00         AAA          1,050,380
                 Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

          585   Massachusetts Health and Educational Facilities Authority, Revenue    7/17 at 100.00        BBB-            587,966
                 Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/15 at 100.00        BBB-          1,022,420
                 Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30

        1,500   Massachusetts Health and Educational Facilities Authority, Revenue    7/07 at 100.00         AAA          1,501,545
                 Bonds, New England Medical Center Hospitals, Series 1993G-1,
                 5.375%, 7/01/24 - MBIA Insured

          600   Massachusetts Health and Educational Facilities Authority, Revenue    5/12 at 100.00         AAA            634,392
                 Bonds, New England Medical Center Hospitals, Series 2002H,
                 5.375%, 5/15/19 - FGIC Insured

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 101.00          AA          2,143,300
                 Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 100.00         BBB            406,076
                 Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

          615   Massachusetts Health and Educational Facilities Authority, Revenue    7/15 at 100.00         BBB            618,020
                 Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       11,860   Total Health Care                                                                                        12,381,739
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 8.1% (5.4% OF TOTAL INVESTMENTS)

        1,335   Massachusetts Development Finance Authority, Multifamily Housing      7/17 at 100.00         AAA          1,329,927
                 Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48 (WI/DD, Settling 6/13/07)

        1,875   Massachusetts Development Financing Authority, Assisted Living       12/09 at 102.00         N/R          1,955,175
                 Revenue Bonds, Prospect House Apartments, Series 1999,
                 7.000%, 12/01/31

          335   Massachusetts Housing Finance Agency, Housing Bonds,                  6/15 at 100.00         AA-            339,945
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,          6/13 at 100.00         AA-            509,580
                 Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

          385   Massachusetts Housing Finance Agency, Rental Housing Mortgage         7/10 at 101.00         AAA            399,703
                 Revenue Bonds, Series 1999D, 5.500%, 7/01/13 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized      5/12 at 103.00         AAA          1,050,730
                 Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        5,430   Total Housing/Multifamily                                                                                 5,585,060
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

          990   Massachusetts Housing Finance Agency, Single Family Housing           6/15 at 100.00          AA            988,436
                 Revenue Bonds, Series 2006-122, 4.875%, 12/01/37
                 (Alternative Minimum Tax)

        1,500   Massachusetts Housing Finance Agency, Single Family Housing           6/16 at 100.00          AA          1,451,415
                 Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,490   Total Housing/Single Family                                                                               2,439,851
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NMT
Nuveen Massachusetts Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.2% (0.8% OF TOTAL INVESTMENTS)

$         415   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R     $      420,536
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          400   Massachusetts Development Finance Agency, Solid Waste Disposal          No Opt. Call         BBB            421,056
                 Revenue Bonds, Waste Management Inc., Series 2003,
                 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          815   Total Industrials                                                                                           841,592
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 6.4% (4.3% OF TOTAL INVESTMENTS)

        1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds,           10/08 at 105.00         AAA          1,361,542
                 Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31

          655   Massachusetts Development Finance Agency, Revenue Bonds,             10/12 at 102.00        BBB-            666,718
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,500   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA          1,648,605
                 Collateralized Assisted Living Facility Revenue Bonds, Arbors at
                 Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

          355   Massachusetts Industrial Finance Agency, FHA-Insured Project          8/07 at 101.00         AAA            358,468
                 Revenue Bonds, Heights Crossing LP, Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)

          400   Massachusetts Industrial Finance Agency, First Mortgage Revenue       1/11 at 101.00        BBB-            397,928
                 Bonds, Berkshire Retirement Community, Series 1994B,
                 4.750%, 7/01/17

------------------------------------------------------------------------------------------------------------------------------------
        4,180   Total Long-Term Care                                                                                      4,433,261
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.0% (10.8% OF TOTAL INVESTMENTS)

          500   Ashland, Massachusetts, General Obligation Bonds, Series 2004,        5/15 at 100.00         Aaa            540,275
                 5.250%, 5/15/23 - AMBAC Insured

        1,250   Boston, Massachusetts, General Obligation Bonds, Series 2005A,        1/15 at 100.00         AA+          1,337,788
                 5.000%, 1/01/17

        1,000   Fall River, Massachusetts, General Obligation Bonds, Series 2003,     2/13 at 101.00         AAA          1,055,020
                 5.000%, 2/01/21 - FSA Insured

        2,500   Massachusetts Bay Transportation Authority, General Obligation          No Opt. Call         AAA          3,055,525
                 Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

        1,275   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          1,425,501
                 Series 2001D, 6.000%, 11/01/13 - MBIA Insured

          980   Monson, Massachusetts, General Obligation Bonds, Series 2002,         5/12 at 101.00         Aaa          1,040,427
                 5.250%, 5/15/22 - AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds, Series 2003,          No Opt. Call         AAA          1,374,307
                 5.000%, 11/15/20 - FGIC Insured

        1,220   Worcester, Massachusetts, General Obligation Bonds, Series 2005A,     7/15 at 100.00         AAA          1,295,725
                 5.000%, 7/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,985   Total Tax Obligation/General                                                                             11,124,568
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 15.0% (10.1% OF TOTAL INVESTMENTS)

          210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/14 at 100.00         AAA            219,923
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          940   Massachusetts Bay Transportation Authority, Assessment Bonds,         7/15 at 100.00         AAA          1,001,673
                 Series 2005A, 5.000%, 7/01/18

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales Tax       No Opt. Call         AAA            427,851
                 Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

        1,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/18 at 100.00         AAA          1,064,340
                 Revenue Bonds, Series 2006, 5.000%, 7/01/26

          550   Massachusetts College Building Authority, Project Revenue Bonds,      5/14 at 100.00         AAA            579,871
                 Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          325   Massachusetts College Building Authority, Project Revenue Bonds,      5/16 at 100.00         AAA            341,322
                 Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

        1,000   Massachusetts College Building Authority, Project Revenue               No Opt. Call         AAA          1,126,030
                 Refunding Bonds, Series 2003B, 5.375%, 5/01/23 -
                 XLCA Insured


                                       46

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,300   Massachusetts School Building Authority, Dedicated Sales Tax          8/15 at 100.00         AAA     $    1,377,961
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          540   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,          No Opt. Call         AAA            582,692
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

        1,000   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa          1,060,920
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,129,450
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/30 -
                 AMBAC Insured

          240   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA             45,614
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/43 -
                 AMBAC Insured

        1,300   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call         AAA          1,472,679
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,790   Total Tax Obligation/Limited                                                                             10,430,326
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.8% (7.9% OF TOTAL INVESTMENTS)

        2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          2,079,600
                 5.000%, 7/01/33 - MBIA Insured

        1,700   Massachusetts Port Authority, Revenue Bonds, Series 2005A,            7/15 at 100.00         AAA          1,791,749
                 5.000%, 7/01/23 - AMBAC Insured

          225   Massachusetts Port Authority, Special Facilities Revenue Bonds,       1/11 at 101.00         AAA            228,665
                 Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 -
                 AMBAC Insured (Alternative Minimum Tax)

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,       9/07 at 101.00         AAA          4,086,320
                 US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,925   Total Transportation                                                                                      8,186,334
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 25.0% (16.8% OF TOTAL INVESTMENTS) (4)

        2,500   Massachusetts Development Finance Authority, GNMA                    10/11 at 105.00         AAA          2,906,075
                 Collateralized Revenue Bonds, VOA Concord Assisted Living Inc.,
                 Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)

          500   Massachusetts Development Finance Authority, Revenue Bonds,           9/11 at 101.00       A (4)            533,205
                 Belmont Hills School, Series 2001, 5.375%, 9/01/23
                 (Pre-refunded 9/01/11)

          410   Massachusetts Health and Educational Facilities Authority,            7/21 at 100.00         AAA            444,817
                 Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                 (Pre-refunded 7/01/21) - MBIA Insured

        1,500   Massachusetts Health and Educational Facilities Authority,           10/11 at 100.00         AAA          1,580,850
                 Revenue Bonds, University of Massachusetts - Worcester
                 Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded 10/01/11) -
                 FGIC Insured

        2,300   Massachusetts Industrial Finance Agency, Revenue Bonds,               9/08 at 101.00       A (4)          2,365,136
                 Belmont Hill School, Series 1998, 5.250%, 9/01/28
                 (Pre-refunded 9/01/08)

          705   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/07 at 100.00         AAA            904,240
                 13.000%, 7/01/13 (ETM)

        1,440   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/13 at 100.00         Aaa          1,527,221
                 Program Bonds, Series 9, 5.000%, 8/01/22
                 (Pre-refunded 8/01/13)

        1,250   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00      AA (4)          1,327,550
                 Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)

        1,500   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        1/14 at 100.00         AAA          1,607,985
                 Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

        1,615   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          1,725,305
                 Series 2003, 5.250%, 1/15/23 (Pre-refunded 1/15/13) -
                 MBIA Insured

        1,200   University of Massachusetts Building Authority, Senior Lien Project  11/13 at 100.00         AAA          1,292,196
                 Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
                 (Pre-refunded 11/01/13) - AMBAC Insured


                                       47

NMT
Nuveen Massachusetts Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   University of Massachusetts Building Authority, Senior Lien Project  11/14 at 100.00         AAA     $    1,086,520
                 Revenue Bonds, Series 2004-1, 5.250%, 11/01/24
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,920   Total U.S. Guaranteed                                                                                    17,301,100
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.0% (2.0% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Agency, Resource Recovery           1/12 at 101.00         AAA          1,074,430
                 Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/16 - MBIA Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          1,034,610
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,109,040
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.0% (7.4% OF TOTAL INVESTMENTS)

        2,000   Boston Water and Sewerage Commission, Massachusetts,                 11/14 at 100.00          AA          2,097,740
                 General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

          285   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/14 at 100.00         AAA            297,534
                 Program Bonds, Series 10, 5.000%, 8/01/26

          750   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/15 at 100.00         AAA            746,310
                 Program Bonds, Series 11, 4.500%, 8/01/29

        1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/16 at 100.00         AAA            968,040
                 Program Bonds, Series 12, 4.375%, 8/01/31

           60   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/13 at 100.00         AAA             62,647
                 Program Bonds, Series 9, 5.000%, 8/01/22

        1,250   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,         8/12 at 100.00         AAA          1,321,312
                 MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,500   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          1,587,554
                 Bonds, Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          625   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            541,180
                 Bonds, Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Water and Sewer                                                                                     7,622,317
------------------------------------------------------------------------------------------------------------------------------------
$      94,715   Total Long-Term Investments (cost $96,864,892) - 144.4%                                                 100,119,672
=============-----------------------------------------------------------------------------------------------------------------------


                                       48

  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.3% (2.9% OF TOTAL INVESTMENTS)

$       2,950   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1     $    2,950,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.610%, 12/01/15 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$       2,950   Total Short-Term Investments (cost $2,950,000)                                                            2,950,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $99,814,892) - 148.7%                                                           103,069,672
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        253,824
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.0)%                                                        (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  69,323,496
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $1,250,000            Pay   3-Month USD-LIBOR        5.388%   Semi-Annually    4/25/08       4/25/35       $(39,197)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NMB
Nuveen Massachusetts Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.8% (1.2% OF TOTAL INVESTMENTS)

$         495   Boston Industrial Development Financing Authority,                    9/12 at 102.00         Ba3     $      512,582
                 Massachusetts, Senior Revenue Bonds, Crosstown Center
                 Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 27.1% (18.4% OF TOTAL INVESTMENTS)

          450   Massachusetts Development Finance Agency, Revenue Bonds,              9/15 at 100.00         AAA            467,690
                 Western New England College, Series 2005A, 5.000%, 9/01/33 -
                 AGC Insured

          495   Massachusetts Development Finance Authority, Revenue Bonds,           7/15 at 100.00         AAA            512,444
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2005D, 5.000%, 7/01/27 - AGC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,           9/13 at 100.00         AA-            529,905
                 Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,000   Massachusetts Development Finance Authority, Revenue Refunding        5/29 at 105.00          A3          1,201,120
                 Bonds, Boston University, Series 1999P, 6.000%, 5/15/59

        1,085   Massachusetts Educational Finance Authority, Educational Loan         7/10 at 100.00         AAA          1,110,660
                 Revenue Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          1,064,720
                 Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

        2,000   Massachusetts Health and Educational Facilities Authority,            2/11 at 100.00         AA-          2,100,840
                 Revenue Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36

          590   Massachusetts Health and Educational Facilities Authority,            7/16 at 100.00         AA+            620,538
                 Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31

          250   University of Massachusetts Building Authority, Senior Lien             No Opt. Call         AAA            267,655
                 Project Revenue Bonds, Series 2005-1, 5.000%, 5/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,370   Total Education and Civic Organizations                                                                   7,875,572
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.1% (14.3% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+            535,030
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

          250   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB            255,973
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

          375   Massachusetts Health and Educational Facilities Authority,            1/12 at 101.00           A            402,956
                 Revenue Bonds, Covenant Health Systems Obligated Group,
                 Series 2002, 6.000%, 7/01/31

          315   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00          AA            322,535
                 Revenue Bonds, Emerson Hospital, Series 2005E,
                 5.000%, 8/15/35 - RAAI Insured

          600   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00         AAA            630,228
                 Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

          290   Massachusetts Health and Educational Facilities Authority,            7/17 at 100.00        BBB-            291,470
                 Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

          500   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-            511,210
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

          500   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00         BB-            531,130
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

        1,000   Massachusetts Health and Educational Facilities Authority,            7/09 at 101.00          AA          1,027,000
                 Revenue Bonds, Partners HealthCare System Inc., Series 1999B,
                 5.125%, 7/01/19


                                       50

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA     $    1,071,650
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB            541,435
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
        5,830   Total Health Care                                                                                         6,120,617
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 12.1% (8.2% OF TOTAL INVESTMENTS)

          570   Massachusetts Development Finance Authority, Multifamily              7/17 at 100.00         AAA            567,834
                 Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48 (WI/DD, Settling 6/13/07)

          135   Massachusetts Housing Finance Agency, Housing Bonds,                  6/15 at 100.00         AA-            136,993
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,          6/13 at 100.00         AA-            509,580
                 Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

        1,215   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          1,249,919
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized      5/12 at 103.00         AAA          1,050,730
                 Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        3,420   Total Housing/Multifamily                                                                                 3,515,056
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

          395   Massachusetts Housing Finance Agency, Single Family Housing           6/15 at 100.00          AA            394,376
                 Revenue Bonds, Series 2006-122, 4.875%, 12/01/37
                 (Alternative Minimum Tax)

          650   Massachusetts Housing Finance Agency, Single Family Housing           6/16 at 100.00          AA            628,947
                 Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,045   Total Housing/Single Family                                                                               1,023,323
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

          195   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R            197,601
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          200   Massachusetts Development Finance Agency, Solid Waste Disposal          No Opt. Call         BBB            210,528
                 Revenue Bonds, Waste Management Inc., Series 2003,
                 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          395   Total Industrials                                                                                           408,129
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 7.2% (4.9% OF TOTAL INVESTMENTS)

          285   Massachusetts Development Finance Agency, Revenue Bonds,             10/12 at 102.00        BBB-            290,099
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

          655   Massachusetts Development Finance Authority, First Mortgage           7/11 at 102.00        BBB-            714,782
                 Revenue Bonds, Berkshire Retirement Community - Edgecombe
                 Project, Series 2001A, 6.750%, 7/01/21

        1,000   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA          1,099,070
                 Collateralized Assisted Living Facility Revenue Bonds, Arbors
                 at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,940   Total Long-Term Care                                                                                      2,103,951
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.8% (10.0% OF TOTAL INVESTMENTS)

          310   Ashland, Massachusetts, General Obligation Bonds, Series 2004,        5/15 at 100.00         Aaa            334,971
                 5.250%, 5/15/23 - AMBAC Insured

        2,000   Brookline, Massachusetts, General Obligation Bonds, Series 2000,      4/10 at 101.00         Aaa          2,098,860
                 5.375%, 4/01/17

          440   Fall River, Massachusetts, General Obligation Bonds, Series 2003,     2/13 at 101.00         AAA            464,209
                 5.000%, 2/01/21 - FSA Insured

          750   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call          AA            846,293
                 Series 2002D, 5.500%, 8/01/19

          500   Norwell, Massachusetts, General Obligation Bonds, Series 2003,          No Opt. Call         AAA            545,360
                 5.000%, 11/15/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Tax Obligation/General                                                                              4,289,693
------------------------------------------------------------------------------------------------------------------------------------


                                       51

NMB
Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.3% (10.3% OF TOTAL INVESTMENTS)

$         395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/14 at 100.00         AAA     $      413,664
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          210   Massachusetts Bay Transportation Authority, Assessment Bonds,         7/10 at 100.00         AAA            217,413
                 Series 2000A, 5.250%, 7/01/30

          450   Massachusetts Bay Transportation Authority, Assessment Bonds,         7/15 at 100.00         AAA            479,525
                 Series 2005A, 5.000%, 7/01/18

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales           No Opt. Call         AAA            427,851
                 Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          230   Massachusetts College Building Authority, Project Revenue Bonds,      5/14 at 100.00         AAA            242,491
                 Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          250   Massachusetts College Building Authority, Project Revenue Bonds,      5/16 at 100.00         AAA            262,555
                 Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

          500   Massachusetts School Building Authority, Dedicated Sales Tax          8/15 at 100.00         AAA            529,985
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          500   Massachusetts School Building Authority, Dedicated Sales Tax          8/17 at 100.00         AAA            511,545
                 Revenue Bonds, Series 2007A, 4.750%, 8/15/32 -
                 AMBAC Insured

          230   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,          No Opt. Call         AAA            248,184
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

          500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            564,725
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/30 -
                 AMBAC Insured

          500   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00        BBB+            539,680
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,150   Total Tax Obligation/Limited                                                                              4,437,618
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.4% (4.3% OF TOTAL INVESTMENTS)

          800   Massachusetts Port Authority, Revenue Bonds, Series 2005A,            7/15 at 100.00         AAA            843,176
                 5.000%, 7/01/23 - AMBAC Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,       7/07 at 102.00         AAA          1,021,020
                 BOSFUEL Corporation, Series 1997, 5.500%, 7/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,800   Total Transportation                                                                                      1,864,196
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.3% (11.7% OF TOTAL INVESTMENTS) (4)

        1,000   Boston, Massachusetts, General Obligation Bonds, Series 2001A,        2/11 at 100.00     AA+ (4)          1,039,440
                 5.000%, 2/01/20 (Pre-refunded 2/01/11)

        1,675   Lawrence, Massachusetts, General Obligation Bonds, Series 2001,       2/11 at 100.00         Aaa          1,741,062
                 5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC Insured

          500   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00      AA (4)            531,020
                 Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)

          750   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        1/14 at 100.00         AAA            803,993
                 Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

          600   University of Massachusetts Building Authority, Senior Lien          11/13 at 100.00         AAA            646,098
                 Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
                 (Pre-refunded 11/01/13) - AMBAC Insured

          250   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA            271,630
                 Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,775   Total U.S. Guaranteed                                                                                     5,033,243
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (3.9% OF TOTAL INVESTMENTS)

        1,070   Massachusetts Development Finance Agency, Resource Recovery           1/12 at 101.00         AAA          1,148,720
                 Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/14 - MBIA Insured

          500   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            517,305
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,570   Total Utilities                                                                                           1,666,025
------------------------------------------------------------------------------------------------------------------------------------


                                       52

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.0% (9.5% OF TOTAL INVESTMENTS)

$         530   Boston Water and Sewerage Commission, Massachusetts,                 11/14 at 100.00          AA     $      555,901
                 General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

          125   Guam Government Waterworks Authority, Water and Wastewater            7/15 at 100.00         Ba2            136,301
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

          500   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/15 at 100.00         AAA            497,540
                 Program Bonds, Series 11, 4.500%, 8/01/29

          400   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/16 at 100.00         AAA            387,216
                 Program Bonds, Series 12, 4.375%, 8/01/31

          500   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,         8/12 at 100.00         AAA            528,524
                 MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,405   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,         8/09 at 101.00         AAA          1,471,034
                 MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29

          250   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA            264,592
                 Bonds, Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          250   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            216,472
                 Bonds, Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,960   Total Water and Sewer                                                                                     4,057,580
------------------------------------------------------------------------------------------------------------------------------------
$      40,750   Total Investments (cost $41,590,201) - 147.6%                                                            42,907,585
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                      1,164,200
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  29,071,785
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $500,000              Pay   3-Month USD-LIBOR        5.388%   Semi-Annually    4/25/08       4/25/35       $(15,679)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

NGX
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.2% (10.0% OF TOTAL INVESTMENTS)

$         500   Massachusetts Development Finance Authority, Revenue Bonds,           7/13 at 101.00          A3     $      561,280
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2003C, 6.375%, 7/01/23

        1,250   Massachusetts Development Finance Authority, Revenue Bonds,           9/13 at 100.00          A1          1,284,663
                 Middlesex School, Series 2003, 5.000%, 9/01/33

        2,500   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          2,595,750
                 Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37

        1,500   Massachusetts Health and Educational Facilities Authority,           11/12 at 100.00         AAA          1,556,070
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Education and Civic Organizations                                                                   5,997,763
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.5% (6.9% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA            513,330
                 Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 -
                 MBIA Insured

          585   Massachusetts Health and Educational Facilities Authority, Revenue    7/17 at 100.00        BBB-            587,966
                 Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

          200   Massachusetts Health and Educational Facilities Authority, Revenue    7/15 at 100.00        BBB-            204,484
                 Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30

        2,500   Massachusetts Health and Educational Facilities Authority, Revenue    5/12 at 100.00         AAA          2,590,850
                 Bonds, New England Medical Center Hospitals, Series 2002H,
                 5.000%, 5/15/25 - FGIC Insured

          250   Massachusetts Health and Educational Facilities Authority, Revenue    7/15 at 100.00         BBB            251,228
                 Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        4,035   Total Health Care                                                                                         4,147,858
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.4% (6.8% OF TOTAL INVESTMENTS)

          775   Massachusetts Development Finance Authority, Multifamily Housing      7/17 at 100.00         AAA            772,055
                 Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48 (WI/DD, Settling 6/13/07)

        2,000   Massachusetts Housing Finance Agency, Housing Bonds,                 12/12 at 100.00         AA-          2,025,320
                 Series 2003H, 5.125%, 6/01/43

        1,265   Massachusetts Housing Finance Agency, Rental Housing                  7/12 at 100.00         AAA          1,288,162
                 Mortgage Revenue Bonds, Series 2002H, 5.200%, 7/01/42 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,040   Total Housing/Multifamily                                                                                 4,085,537
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.9% (3.3% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Development Finance Authority, GNMA                    12/12 at 105.00         AAA          1,951,565
                 Collateralized Revenue Bonds, Neville Communities,
                 Series 2002A, 6.000%, 6/20/44
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 26.9% (17.7% OF TOTAL INVESTMENTS)

        1,280   Littleton, Massachusetts, General Obligation Bonds, Series 2003,      1/13 at 101.00         AAA          1,349,760
                 5.000%, 1/15/21 - FGIC Insured

        1,000   Malden, Massachusetts, General Obligation Bonds, Series 2005,           No Opt. Call         AAA          1,080,280
                 5.000%, 8/01/16 - FGIC Insured

        3,000   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          3,335,278
                 Series 2004B, 5.250%, 8/01/21 - FSA Insured

        1,025   Maynard, Massachusetts, General Obligation Bonds, Series 2003,        2/13 at 101.00         Aaa          1,111,213
                 5.500%, 2/01/19 - MBIA Insured

        1,705   North Attleborough, Massachusetts, General Obligation Bonds,          7/14 at 101.00         Aaa          1,831,767
                 Series 2004, 5.000%, 7/15/15 - FGIC Insured


                                       54

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Pittsfield, Massachusetts, General Obligation Bonds,                  4/12 at 101.00         AAA     $    1,576,410
                 Series 2002, 5.000%, 4/15/18 - MBIA Insured

          300   Woburn, Massachusetts, General Obligation Bonds,                     11/15 at 100.00         Aaa            320,670
                 Series 2005, 5.000%, 11/15/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,810   Total Tax Obligation/General                                                                             10,605,378
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 26.9% (17.7% OF TOTAL INVESTMENTS)

        3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/13 at 100.00         AAA          3,116,520
                 Series 2002, 5.000%, 5/01/32 - AMBAC Insured

        2,790   Massachusetts College Building Authority, Project Revenue             5/13 at 100.00         AAA          2,944,203
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/22 -
                 XLCA Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        1,475    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          1,531,552
        1,500    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          1,557,510

        1,100   Massachusetts School Building Authority, Dedicated Sales Tax          8/17 at 100.00         AAA          1,125,399
                 Revenue Bonds, Series 2007A, 4.750%, 8/15/32 - AMBAC Insured

          300   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,          No Opt. Call         AAA            323,718
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,165   Total Tax Obligation/Limited                                                                             10,598,902
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          1,039,800
                 5.000%, 7/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 40.8% (26.9% OF TOTAL INVESTMENTS) (4)

        2,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/12 at 100.00         AAA          2,103,800
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

          705   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/07 at 100.00         AAA            904,240
                 13.000%, 7/01/13 (ETM)

        2,000   Massachusetts, General Obligation Bonds, Consolidated Loan,          11/11 at 100.00         AAA          2,089,640
                 Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) -
                 MBIA Insured

        2,145   Massachusetts, General Obligation Bonds, Consolidated Loan,           1/13 at 100.00         AAA          2,283,975
                 Series 2003A, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 AMBAC Insured

        1,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        1/14 at 100.00         AAA          1,071,990
                 Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) -
                 FGIC Insured

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,579,395
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

          500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            534,115
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        3,000   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          3,204,900
                 Series 2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) -
                 MBIA Insured

        2,140   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA          2,342,251
                 Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,990   Total U.S. Guaranteed                                                                                    16,114,306
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.5% (8.9% OF TOTAL INVESTMENTS)

        1,900   Lynn Water and Sewer Commission, Massachusetts, General              12/13 at 100.00         AAA          1,980,199
                 Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA Insured

          600   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/16 at 100.00         AAA            580,824
                 Program Bonds, Series 12, 4.375%, 8/01/31


                                       55

NGX
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA     $    1,104,700
                 Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue              8/13 at 100.00         AAA          1,043,010
                 Bonds, Series 2004D, 5.000%, 8/01/24 - MBIA Insured

          125   Massachusetts Water Resources Authority, General Revenue              8/16 at 100.00          AA            108,236
                 Bonds, Series 2006A, 4.000%, 8/01/46

          495   Springfield Water and Sewerage Commission, Massachusetts,             7/14 at 100.00         AAA            525,725
                 General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,120   Total Water and Sewer                                                                                     5,342,694
------------------------------------------------------------------------------------------------------------------------------------
$      56,660   Total Investments (cost $58,097,568) - 151.8%                                                            59,883,803
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                         74,380
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                        (20,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  39,458,183
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NOM
Nuveen Missouri Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3% (2.2% OF TOTAL INVESTMENTS)

$       1,000   Missouri Development Finance Board, Solid Waste Disposal                No Opt. Call         AA-     $    1,088,460
                 Revenue Bonds, Procter and Gamble Inc., Series 1999,
                 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.7% (1.8% OF TOTAL INVESTMENTS)

          500   Missouri Health and Educational Facilities Authority, Revenue         2/08 at 101.00          A3            509,410
                 Bonds, St. Louis Priory School, Series 2000, 5.650%, 2/01/25

          365   Missouri Health and Educational Facilities Authority, Revenue         4/11 at 100.00         Aaa            385,385
                 Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          865   Total Education and Civic Organizations                                                                     894,795
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.0% (12.4% OF TOTAL INVESTMENTS)

          710   Cape Girardeau County Industrial Development Authority, Missouri,     6/17 at 100.00         N/R            720,891
                 Health Facilities Revenue Bonds, Southeast Missouri Hospital
                 Association, Series 2007, 5.000%, 6/01/27

          480   Clinton County Industrial Development Authority, Missouri, Revenue   12/17 at 100.00         N/R            477,024
                 Bonds, Cameron Regional Medical Center, Series 2007,
                 5.000%, 12/01/37

          750   Joplin Industrial Development Authority, Missouri, Health Facilities  2/15 at 102.00        BBB+            795,975
                 Revenue Bonds, Freeman Health System, Series 2004,
                 5.500%, 2/15/29

          500   Missouri Health & Educational Facilities Authority, Saint Lukes       6/11 at 101.00         AAA            520,825
                 Episcopal-Presbyterian Hospitals Revenue Bonds, Series 2001,
                 5.250%, 12/01/26 - FSA Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, BJC Health System, Series 2003:
        1,500    5.125%, 5/15/25                                                      5/13 at 100.00          AA          1,546,500
        1,155    5.250%, 5/15/32                                                      5/13 at 100.00          AA          1,200,703

          425   Missouri Health and Educational Facilities Authority, Revenue         8/07 at 101.00        BBB+            429,883
                 Bonds, Lake Regional Health System, Series 1996,
                 6.500%, 2/15/21

          500   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+            529,025
                 Bonds, Lake Regional Health System, Series 2003,
                 5.700%, 2/15/34

------------------------------------------------------------------------------------------------------------------------------------
        6,020   Total Health Care                                                                                         6,220,826
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.8% (4.5% OF TOTAL INVESTMENTS)

          550   Missouri Housing Development Commission, Multifamily Housing         12/11 at 100.00          AA            569,965
                 Revenue Bonds, Series 2001II, 5.250%, 12/01/16

          500   St. Charles County Industrial Development Authority, Missouri,        4/08 at 102.00         AAA            506,965
                 FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                 Apartments, Series 1998A, 5.600%, 4/01/30 - FSA Insured
                 (Alternative Minimum Tax)

          545   St. Louis County Industrial Development Authority, Missouri,         10/07 at 102.00         AAA            557,263
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997A, 5.950%, 4/20/17

          600   St. Louis County Industrial Development Authority, Missouri,         10/07 at 102.00         AAA            613,524
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997B, 6.000%, 10/20/15
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,195   Total Housing/Multifamily                                                                                 2,247,717
------------------------------------------------------------------------------------------------------------------------------------


                                       57

NOM
Nuveen Missouri Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.9% (5.8% OF TOTAL INVESTMENTS)

$          50   Missouri Housing Development Commission, Single Family                9/07 at 104.00         AAA     $       50,694
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

          110   Missouri Housing Development Commission, Single Family                3/10 at 100.00         AAA            112,028
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)

          750   Missouri Housing Development Commission, Single Family                3/16 at 104.50         AAA            801,195
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2006E-1, 5.600%, 3/01/37 (Alternative Minimum Tax)

        1,000   Missouri Housing Development Commission, Single Family                9/16 at 100.00         AAA            978,580
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)

        1,000   Missouri Housing Development Commission, Single Family                3/17 at 100.00         AAA            983,230
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,910   Total Housing/Single Family                                                                               2,925,727
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 7.0% (4.6% OF TOTAL INVESTMENTS)

        1,750   Cole County Industrial Development Authority, Missouri, Revenue       2/14 at 100.00         N/R          1,834,315
                 Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.500%, 2/01/35

          475   Lees Summit Industrial Development Authority, Missouri, Revenue       8/17 at 100.00         N/R            480,990
                 Bonds, John Knox Village Obligated Group, Series 2007A,
                 5.125%, 8/15/32

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Long-Term Care                                                                                      2,315,305
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

          750   Sugar Creek, Missouri, Industrial Development Revenue Bonds,          6/13 at 101.00         BBB            789,938
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 28.4% (18.5% OF TOTAL INVESTMENTS)

          300   Branson Reorganized School District R-4, Taney County, Missouri,      3/15 at 100.00         AAA            314,805
                 General Obligation Bonds, Series 2005, 5.000%, 3/01/25 -
                 FSA Insured

        1,500   Camdenton Reorganized School District R3, Camden County,                No Opt. Call         AAA          1,610,865
                 Missouri, General Obligation Bonds, Series 2005,
                 5.250%, 3/01/24 - FSA Insured

          500   Jackson County School District R-7, Lees Summit, Missouri,            3/12 at 100.00         AAA            527,095
                 General Obligation Refunding and Improvement Bonds,
                 Series 2002, 5.250%, 3/01/18 - FSA Insured

        1,630   North Kansas City School District, Missouri, General Obligation       3/13 at 100.00         AA+          1,695,901
                 Bonds, Series 2003A, 5.000%, 3/01/23

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          1,135,740
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        2,020   Ritenour Consolidated School District, St. Louis County, Missouri,      No Opt. Call         AAA          2,267,793
                 General Obligation Bonds, Series 1995, 7.375%, 2/01/12 -
                 FGIC Insured

        1,405   St. Louis Board of Education, Missouri, General Obligation            4/13 at 100.00         AAA          1,473,283
                 Refunding Bonds, Series 2003A, 5.000%, 4/01/19 - FSA Insured

          270   St. Louis County Pattonville School District R3, Missouri, General    3/14 at 100.00         AAA            288,951
                 Obligation Bonds, Series 2004, 5.250%, 3/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,625   Total Tax Obligation/General                                                                              9,314,433
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.3% (19.8% OF TOTAL INVESTMENTS)

          600   Chesterfield, Missouri, Certificates of Participation, Series 2005,  12/15 at 100.00         Aaa            629,424
                 5.000%, 12/01/24 - FGIC Insured

           80   Cottleville, Missouri, Certificates of Participation, Series 2006,    8/14 at 100.00         N/R             81,549
                 5.250%, 8/01/31

          490   Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs         4/14 at 100.00         N/R            490,858
                 Redevelopment Project, Series 2006, 4.500%, 4/01/21


                                       58

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         315   Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons         6/16 at 100.00         N/R     $      307,204
                 Redevelopment Project, Series 2006, 5.000%, 6/01/28

          475   Kansas City Tax Increment Financing District, Missouri, Tax           6/14 at 102.00         N/R            485,697
                 Increment Revenue Bonds, Briarcliff West Project, Series 2006A,
                 5.400%, 6/01/24

          415   Missouri Development Finance Board, Independence, Infrastructure      3/16 at 100.00          A+            425,915
                 Facilities Revenue Bonds, Crackerneck Creek Project,
                 Series 2006C, 5.000%, 3/01/28

          360   Missouri Development Finance Board, Infrastructure Facilities         6/15 at 100.00        BBB+            369,065
                 Revenue Bonds, Branson Landing Project, Series 2005A,
                 5.000%, 6/01/35

          450   Monarch-Chesterfield Levee District, St. Louis County, Missouri,      3/10 at 101.00         AAA            475,709
                 Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19 - MBIA Insured

          500   Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts          5/12 at 102.00         N/R            495,915
                 Point Transportation Development District, Series 2006,
                 5.000%, 5/01/23

        1,135   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,382,589
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured

          200   Riverside Industrial Development Authority, Missouri, Industrial      5/17 at 100.00           A            205,344
                 Development Revenue Bonds, Riverside Horizon, Series 2007A,
                 5.000%, 5/01/27 - ACA Insured

          600   Riverside, Missouri, L-385 Levee Redevelopment Plan Tax               5/15 at 100.00         BBB            618,582
                 Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20

        1,380   Springfield Center City Development Corporation, Missouri,           11/11 at 100.00         Aaa          1,430,232
                 Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                 Series 2002D, 5.000%, 11/01/22 - AMBAC Insured

        2,000   Springfield Public Building Corporation, Missouri, Lease Revenue      6/10 at 100.00         AAA          2,125,720
                 Bonds, Jordan Valley Park Projects, Series 2000A,
                 6.125%, 6/01/21 - AMBAC Insured

          400   St. Joseph Industrial Development Authority, Missouri, Tax           11/14 at 100.00         N/R            408,396
                 Increment Bonds, Shoppes at North Village Project,
                 Series 2005A, 5.500%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
        9,400   Total Tax Obligation/Limited                                                                              9,932,199
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.8% (3.1% OF TOTAL INVESTMENTS)

          500   Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,       4/11 at 101.00         AAA            513,965
                 Kansas City International Airport, Series 2001, 5.000%, 4/01/23 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   St. Louis Land Clearance Redevelopment Authority, Missouri,           9/09 at 102.00         N/R          1,049,250
                 Revenue Refunding and Improvement Bonds, LCRA Parking
                 Facilities, Series 1999C, 7.000%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,563,215
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.3% (15.8% OF TOTAL INVESTMENTS) (4)

          685   Fenton, Missouri, Tax Increment Refunding and Improvement            10/12 at 100.00     N/R (4)            757,185
                 Revenue Bonds, Gravois Bluffs Redevelopment Project,
                 Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

           50   Lees Summit Industrial Development Authority, Missouri, Health        8/09 at 101.00     N/R (4)             52,476
                 Facilities Revenue Bonds, John Knox Village, Series 1999,
                 6.000%, 8/15/17 (Pre-refunded 8/15/09)

          625   Missouri Health and Educational Facilities Authority, Revenue         6/10 at 100.00    Baa2 (4)            673,988
                 Bonds, Maryville University of St. Louis, Series 2000,
                 6.750%, 6/15/30 (Pre-refunded 6/15/10)

        2,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          2,646,723
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                 (Pre-refunded 6/01/11) - AMBAC Insured

        1,000   Missouri Health and Educational Facilities Authority, Revenue        12/10 at 101.00       A (4)          1,085,100
                 Bonds, St. Anthony's Medical Center, Series 2000,
                 6.250%, 12/01/30 (Pre-refunded 12/01/10)

           80   St. Louis County Pattonville School District R3, Missouri,            3/14 at 100.00         AAA             86,227
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                 (Pre-refunded 3/01/14) - FSA Insured

          500   St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue        No Opt. Call         AAA            546,775
                 Bonds, Series 1993D, 5.650%, 7/01/20
                 (Alternative Minimum Tax) (ETM)


                                       59

NOM
Nuveen Missouri Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold          2/12 at 100.00         Aaa     $    1,078,100
                 Revenue Bonds, Carnahan Courthouse, Series 2002A,
                 5.750%, 2/15/16 (Pre-refunded 2/15/12) - FGIC Insured

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County          6/10 at 100.00     N/R (4)          1,037,077
                 Memorial Hospital, Series 2000, 7.250%, 6/15/25
                 (Pre-refunded 6/15/10)

------------------------------------------------------------------------------------------------------------------------------------
        7,390   Total U.S. Guaranteed                                                                                     7,963,651
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.2% (9.9% OF TOTAL INVESTMENTS)

          640   Metropolitan St. Louis Sewerage District, Missouri, Revenue           5/14 at 100.00         AAA            673,971
                 Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
                 MBIA Insured

        2,965   Missouri Environmental Improvement and Energy Resources              12/16 at 100.00         AAA          2,884,737
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                 Insured (Alternative Minimum Tax) (UB)

        1,000   Missouri Environmental Improvement and Energy Resources               1/13 at 100.00         Aaa          1,052,440
                 Authority, Water Pollution Control and Drinking Water Revenue
                 Bonds, Series 2003B, 5.125%, 1/01/21

          350   Missouri Environmental Improvement and Energy Resources                 No Opt. Call         Aaa            391,559
                 Authority, Water Pollution Control Revenue Bonds, State Revolving
                 Fund Program - Kansas City Project, Series 1997C,
                 6.750%, 1/01/12

------------------------------------------------------------------------------------------------------------------------------------
        4,955   Total Water and Sewer                                                                                     5,002,707
------------------------------------------------------------------------------------------------------------------------------------
$      47,835   Total Investments (cost $48,605,748) - 153.1%                                                            50,258,973
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligation - (6.0)%                                                                        (1,975,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                        542,242
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   32,826,215
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                    May 31, 2007
                                                                    CONNECTICUT      CONNECTICUT       CONNECTICUT      CONNECTICUT
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NTC)            (NFC)             (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $111,190,476, $55,218,349,
   $49,452,258 and $91,413,059, respectively)                      $113,931,700      $56,953,452       $51,196,511      $93,052,319
Cash                                                                    159,574               --           225,975          395,881
Receivables:
   Interest                                                           1,691,539          764,214           656,198        1,336,064
   Investments sold                                                     145,000           70,000              --                 --
Other assets                                                              8,643            7,713               216            4,535
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  115,936,456       57,795,379        52,078,900       94,788,799
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --           34,749                --               --
Floating rate obligations                                                    --               --                --               --
Payable for investments purchased                                       317,224          156,012           140,411          395,469
Unrealized depreciation on forward swaps                                 47,886           37,677            28,258            3,949
Accrued expenses:
   Management fees                                                       62,352           21,242            16,944           25,168
   Other                                                                 35,006           18,782            25,906           31,655
Preferred share dividends payable                                        22,766            2,672             1,438            7,893
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 485,234          271,134           212,957          464,134
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               38,300,000       19,500,000        17,500,000       32,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 77,151,222      $38,024,245       $34,365,943      $62,324,665
====================================================================================================================================
Common shares outstanding                                             5,360,061        2,576,013         2,314,714        4,359,370
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.39      $     14.76       $     14.85      $     14.30
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     53,601      $    25,760       $    23,147      $    43,594
Paid-in surplus                                                      74,471,105       36,539,270        32,777,468       61,520,563
Undistributed (Over-distribution of) net investment income              (13,624)         (44,395)          (33,086)        (183,233)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          (53,198)        (193,816)         (117,581)        (691,570)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        2,693,338        1,697,426         1,715,995        1,635,311
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 77,151,222      $38,024,245       $34,365,943      $62,324,665
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES (continued)
                                                                    May 31, 2007
                                                                                                           INSURED
                                                                  MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS         MISSOURI
                                                                        PREMIUM         DIVIDEND          TAX-FREE          PREMIUM
                                                                         INCOME        ADVANTAGE         ADVANTAGE           INCOME
                                                                          (NMT)            (NMB)             (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $99,814,892, $41,590,201,
   $58,097,568 and $48,605,748, respectively)                      $103,069,672      $42,907,585       $59,883,803      $50,258,973
Cash                                                                    311,281          240,649                --               --
Receivables:
   Interest                                                           1,556,346          698,413           905,797          745,871
   Investments sold                                                      90,000          840,000            75,000               --
Other assets                                                              6,633            7,664             6,101            2,812
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  105,033,932       44,694,311        60,870,701       51,007,656
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --            97,727          147,956
Floating rate obligations                                                    --               --                --        1,975,000
Payable for investments purchased                                     1,570,792          570,988           776,343               --
Unrealized depreciation on forward swaps                                 39,197           15,679                --               --
Accrued expenses:
   Management fees                                                       55,789           16,275            16,006           26,392
   Other                                                                 31,616           17,284            20,336           20,368
Preferred share dividends payable                                        13,042            2,300             2,106           11,725
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               1,710,436          622,526           912,518        2,181,441
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               34,000,000       15,000,000        20,500,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 69,323,496      $29,071,785       $39,458,183      $32,826,215
====================================================================================================================================
Common shares outstanding                                             4,762,396        1,958,685         2,722,095        2,300,050
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.56      $     14.84       $     14.50      $     14.27
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     47,624      $    19,587       $    27,221      $    23,001
Paid-in surplus                                                      66,129,814       27,733,890        38,358,608       30,836,066
Undistributed (Over-distribution of) net investment income              (55,735)         (33,440)          (49,118)         (29,959)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          (13,790)          50,043          (664,763)         343,882
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        3,215,583        1,301,705         1,786,235        1,653,225
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 69,323,496      $29,071,785       $39,458,183      $32,826,215
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                         Year Ended May 31, 2007
                                                                    CONNECTICUT     CONNECTICUT       CONNECTICUT       CONNECTICUT
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NTC)            (NFC)             (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 5,397,200       $2,716,928        $2,404,565       $4,210,842
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         739,815          367,813           332,100          602,555
Preferred shares -- auction fees                                         95,750           48,749            43,749           80,001
Preferred shares -- dividend disbursing agent fees                       10,000           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          11,642            1,483             1,317            1,262
Floating rate obligations interest expense and fees                          --               --                --               --
Custodian's fees and expenses                                            34,730           23,010            26,469           38,154
Trustees' fees and expenses                                               2,780            1,424             1,303            2,298
Professional fees                                                        13,893           11,672            11,470           12,941
Shareholders' reports -- printing and mailing expenses                   17,968           10,032            10,636           19,635
Stock exchange listing fees                                               9,791              219               197              371
Investor relations expense                                               15,979            7,525             6,911           12,359
Other expenses                                                           15,776           13,553            12,370           13,447
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    968,124          495,480           456,522          793,023
   Custodian fee credit                                                 (18,847)          (8,337)           (7,395)         (11,697)
   Expense reimbursement                                                     --         (135,231)         (152,487)        (303,560)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            949,277          351,912           296,640          477,766
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 4,447,923        2,365,016         2,107,925        3,733,076
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                72,769          124,379           144,586          (42,201)
Net realized gain (loss) from forward swaps                                  --               --                --               --
Net realized gain (loss) from futures                                    28,706          (18,408)           (2,992)         (14,700)
Change in net unrealized appreciation (depreciation) of investments     346,705           38,540            36,334          617,398
Change in net unrealized appreciation (depreciation) of forward swaps   (47,886)         (37,677)          (28,258)          (3,949)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 400,294          106,834           149,670          556,548
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,082,148)        (569,903)         (499,055)        (992,233)
From accumulated net realized gains                                     (74,762)              --           (18,854)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,156,910)        (569,903)         (517,909)        (992,233)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 3,691,307       $1,901,947        $1,739,686       $3,297,391
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS (continued)
                                                         Year Ended May 31, 2007
                                                                                                           INSURED
                                                                  MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS         MISSOURI
                                                                        PREMIUM         DIVIDEND          TAX-FREE          PREMIUM
                                                                         INCOME        ADVANTAGE         ADVANTAGE           INCOME
                                                                          (NMT)            (NMB)             (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 5,041,884       $2,106,403        $2,768,508       $2,513,392
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         660,465          281,997           383,427          313,236
Preferred shares -- auction fees                                         85,001           37,500            51,250           40,000
Preferred shares -- dividend disbursing agent fees                       10,000           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                           6,810              547               340            4,115
Floating rate obligations interest expense and fees                          --               --                --           32,332
Custodian's fees and expenses                                            30,669           18,999            19,287           21,026
Trustees' fees and expenses                                               2,595            1,209             1,561            1,219
Professional fees                                                        13,639           11,318            11,830           11,417
Shareholders' reports -- printing and mailing expenses                   18,363            9,484            12,598           11,098
Stock exchange listing fees                                               9,791              166               231              194
Investor relations expense                                               14,190            5,712             7,816            6,918
Other expenses                                                           14,221           12,673            11,145           12,855
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    865,744          389,605           509,485          464,410
   Custodian fee credit                                                  (6,084)          (6,673)           (7,938)          (8,606)
   Expense reimbursement                                                     --         (103,678)         (193,166)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            859,660          279,254           308,381          455,804
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 4,182,224        1,827,149         2,460,127        2,057,588
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               (13,789)          55,772            27,964          352,272
Net realized gain (loss) from forward swaps                                  --               --            27,938               --
Net realized gain (loss) from futures                                        --               --                --               --
Change in net unrealized appreciation (depreciation) of investments     713,731           86,124           246,559         (540,979)
Change in net unrealized appreciation (depreciation) of forward swaps   (39,197)         (15,679)         (117,661)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 660,745          126,217           184,800         (188,707)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,116,532)        (479,691)         (671,046)        (524,016)
From accumulated net realized gains                                      (5,552)              --                --           (2,414)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,122,084)        (479,691)         (671,046)        (526,430)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 3,720,885       $1,473,675        $1,973,881       $1,342,451
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                         CONNECTICUT                        CONNECTICUT                          CONNECTICUT
                                     PREMIUM INCOME (NTC)             DIVIDEND ADVANTAGE (NFC)           DIVIDEND ADVANTAGE 2 (NGK)
                                -----------------------------       ----------------------------        ----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    5/31/07           5/31/06           5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 4,447,923       $ 4,510,683       $ 2,365,016      $ 2,376,879       $ 2,107,925      $ 2,100,792
Net realized gain (loss)
   from investments                  72,769         1,038,893           124,379          162,050           144,586          168,414
Net realized gain (loss) from
   forward swaps                         --                --                --          (31,610)               --          (54,360)
Net realized gain (loss) from
   futures                           28,706                --           (18,408)              --            (2,992)              --
Change in net unrealized
   appreciation (depreciation)
   of investments                   346,705        (3,933,261)           38,540       (1,588,460)           36,334       (1,580,479)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                 (47,886)               --           (37,677)          33,381           (28,258)          74,208
Distributions to Preferred Shareholders:
   From net investment income    (1,082,148)         (768,349)         (569,903)        (435,046)         (499,055)        (388,712)
   From accumulated net
      realized gains                (74,762)         (136,473)               --               --           (18,854)         (21,427)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                3,691,307           711,493         1,901,947          517,194         1,739,686          298,436
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (3,464,778)       (3,998,729)       (1,872,256)      (2,175,963)       (1,683,074)      (1,906,258)
From accumulated net
   realized gains                  (372,181)       (1,198,895)               --               --           (85,757)        (191,089)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (3,836,959)       (5,197,624)       (1,872,256)      (2,175,963)       (1,768,831)      (2,097,347)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     18,479           235,372            89,571           99,657            43,271           45,455
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions   18,479           235,372            89,571           99,657            43,271           45,455
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (127,173)       (4,250,759)          119,262       (1,559,112)           14,126       (1,753,456)
Net assets applicable to
   Common shares at the
   beginning of year             77,278,395        81,529,154        37,904,983       39,464,095        34,351,817       36,105,273
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $77,151,222       $77,278,395       $38,024,245      $37,904,983       $34,365,943      $34,351,817
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $   (13,624)      $    86,674       $   (44,395)     $    32,924       $   (33,086)     $    41,113
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                         CONNECTICUT                   MASSACHUSETTS PREMIUM                   MASSACHUSETTS
                                  DIVIDEND ADVANTAGE 3 (NGO)                INCOME (NMT)                  DIVIDEND ADVANTAGE (NMB)
                                -----------------------------       ----------------------------        ----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    5/31/07           5/31/06           5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 3,733,076       $ 3,661,633       $ 4,182,224      $ 4,204,930       $ 1,827,149      $ 1,857,558
Net realized gain (loss)
   from investments                 (42,201)          142,433           (13,789)         555,694            55,772          339,371
Net realized gain (loss) from
   forward swaps                         --          (181,623)               --               --                --          (71,318)
Net realized gain (loss) from
   futures                          (14,700)               --                --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                   617,398        (2,545,916)          713,731       (2,946,941)           86,124       (1,392,484)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                  (3,949)          233,665           (39,197)              --           (15,679)          70,423
Distributions to
   Preferred Shareholders:
   From net investment income      (992,233)         (798,637)       (1,116,532)        (838,696)         (479,691)        (323,165)
   From accumulated net
      realized gains                     --                --            (5,552)         (21,978)               --          (37,056)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                3,297,391           511,555         3,720,885          953,009         1,473,675          443,329
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (2,798,715)       (3,135,629)       (3,183,927)      (3,856,188)       (1,459,044)      (1,664,118)
From accumulated net
   realized gains                        --                --           (23,558)        (211,089)               --         (379,860)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (2,798,715)       (3,135,629)       (3,207,485)      (4,067,277)       (1,459,044)      (2,043,978)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --           125,585            33,601          243,110            52,919           65,523
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions       --           125,585            33,601          243,110            52,919           65,523
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares                 498,676        (2,498,489)          547,001       (2,871,158)           67,550       (1,535,126)
Net assets applicable
   to Common shares at the
   beginning of year             61,825,989        64,324,478        68,776,495       71,647,653        29,004,235       30,539,361
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $62,324,665       $61,825,989       $69,323,496      $68,776,495       $29,071,785      $29,004,235
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $  (183,233)      $  (125,361)      $   (55,735)     $    62,905       $   (33,440)     $    78,410
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                         INSURED MASSACHUSETTS                 MISSOURI PREMIUM
                                                                        TAX-FREE ADVANTAGE (NGX)                 INCOME (NOM)
                                                                    ----------------------------        ----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 2,460,127      $ 2,456,151       $ 2,057,588      $ 2,085,068
Net realized gain (loss) from investments                                27,964          143,049           352,272           65,625
Net realized gain (loss) from forward swaps                              27,938         (256,863)               --               --
Net realized gain (loss) from futures                                        --               --                --               --
Change in net unrealized appreciation
   (depreciation) of investments                                        246,559       (1,806,995)         (540,979)      (1,267,962)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                     (117,661)         477,230                --               --
Distributions to Preferred Shareholders:
   From net investment income                                          (671,046)        (544,231)         (524,016)        (388,654)
   From accumulated net realized gains                                       --               --            (2,414)         (26,592)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    1,973,881          468,341         1,342,451          467,485
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (1,694,504)      (1,943,091)       (1,656,219)      (1,919,195)
From accumulated net realized gains                                          --               --           (11,028)        (220,543)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (1,694,504)      (1,943,091)       (1,667,247)      (2,139,738)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                             --           42,322           216,543          387,418
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                                           --           42,322           216,545          387,418
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                          279,377       (1,432,428)         (108,253)      (1,284,835)
Net assets applicable to Common
   shares at the beginning of year                                   39,178,806       40,611,234        32,934,468       34,219,303
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $39,458,183      $39,178,806       $32,826,215      $32,934,468
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $   (49,118)     $  (143,695)      $   (29,959)     $    92,688
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Connecticut Premium Income (NTC), Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Premium Income (NMT), Massachusetts Dividend Advantage (NMB) and Insured Massachusetts Tax-Free Advantage (NGX) had outstanding when-issued/delayed delivery purchase commitments of $317,224, $156,012, $140,411, $260,020, $1,337,314, $570,988 and
$776,343, respectively. There were no such outstanding purchase commitments in Missouri Premium Income (NOM) at May 31, 2007.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Number of shares:
   Series T                                                            --            780             --            --
   Series W                                                            --             --            700            --
   Series TH                                                        1,532             --             --            --
   Series F                                                            --             --             --         1,280
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Number of shares:
   Series T                                                            --            600             --            --
   Series W                                                            --             --            820            --
   Series TH                                                        1,360             --             --           640
   Series F                                                            --             --             --            --
=====================================================================================================================

Insurance

Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser").

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Floating rate obligations interest expense and fees" in the Statement of Operations.

During the fiscal year ended May 31, 2007, Missouri Premium Income (NOM) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. None of the other Funds invested in such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

                                                                        MISSOURI
                                                                         PREMIUM
                                                                          INCOME
                                                                           (NOM)
================================================================================
Average floating rate obligations                                       $838,699
Average annual interest rate and fees                                      3.86%
================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                              CONNECTICUT           CONNECTICUT DIVIDEND      CONNECTICUT DIVIDEND
                                          PREMIUM INCOME (NTC)          ADVANTAGE (NFC)          ADVANTAGE 2 (NGK)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/07       5/31/06      5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions    1,268        14,913        5,695        6,035        2,746        2,780
==================================================================================================================
                                         CONNECTICUT DIVIDEND           MASSACHUSETTS        MASSACHUSETTS DIVIDEND
                                           ADVANTAGE 3 (NGO)        PREMIUM INCOME (NMT)         ADVANTAGE (NMB)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/07       5/31/06      5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions       --         8,575        2,282       15,179        3,459        3,933
==================================================================================================================
                                                                          INSURED
                                                                  MASSACHUSETTS TAX-FREE           MISSOURI
                                                                      ADVANTAGE (NGX)        PREMIUM INCOME (NOM)
                                                                    --------------------      --------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions                                  --        2,688       13,593       22,403
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, were as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Purchases                                                     $11,961,808     $5,312,943     $6,061,657   $13,777,695
Sales and maturities                                            9,546,768      4,953,092      6,190,277    13,606,914
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Purchases                                                     $ 9,064,550     $3,941,414     $4,819,956   $10,152,081
Sales and maturities                                           10,686,705      4,366,348      3,381,197     7,802,739
=====================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Cost of investments                                          $111,166,801    $55,242,601    $49,580,711   $91,498,794
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Cost of investments                                           $99,742,640    $41,571,231    $58,249,635   $46,616,539
=====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Gross unrealized:
   Appreciation                                                $3,040,478     $1,856,798     $1,859,212    $1,938,448
   Depreciation                                                  (275,579)      (145,947)      (243,412)     (384,923)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments      $2,764,899     $1,710,851     $1,615,800    $1,553,525
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Gross unrealized:
   Appreciation                                                $3,614,438     $1,466,130     $1,899,580    $1,833,407
   Depreciation                                                  (287,406)      (129,776)      (265,412)     (166,108)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments      $3,327,032     $1,336,354     $1,634,168    $1,667,299
=====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds' tax year end, were as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Undistributed net tax-exempt income*                             $264,190        $67,363        $76,195       $23,467
Undistributed net ordinary income **                                  564            136             --           102
Undistributed net long-term capital gains                              --             --         37,281            --
---------------------------------------------------------------------------------------------------------------------
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Undistributed net tax-exempt income*                             $139,845        $60,434        $95,820       $99,945
Undistributed net ordinary income **                                   --             --             --            --
Undistributed net long-term capital gains                              --         56,036             --       343,882
=====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
2007                                                                (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Distributions from net tax-exempt income ***                   $4,570,640     $2,466,418     $2,210,985    $3,816,478
Distributions from net ordinary income **                          41,683             --             82            --
Distributions from net long-term capital gains ****               405,561             --        104,613            --
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
2007                                                                (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Distributions from net tax-exempt income ***                   $4,336,292     $1,953,268     $2,384,976    $2,195,931
Distributions from net ordinary income **                          15,666             --             --             7
Distributions from net long-term capital gains ****                28,705             --             --        13,435
=====================================================================================================================

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
2006                                                                (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Distributions from net tax-exempt income                       $4,827,926     $2,623,472     $2,298,314    $3,958,800
Distributions from net ordinary income **                             775             --         27,100            --
Distributions from net long-term capital gains                  1,335,368             --        185,416            --
---------------------------------------------------------------------------------------------------------------------
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
2006                                                                (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Distributions from net tax-exempt income                       $4,681,999     $2,003,840     $2,512,850    $2,310,010
Distributions from net ordinary income **                          37,794             --             --         8,293
Distributions from net long-term capital gains                    233,067        409,848             --       247,249
=====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended
     May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At May 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                        CONNECTICUT    CONNECTICUT  MASSACHUSETTS  MASSACHUSETTS
                           DIVIDEND       DIVIDEND        PREMIUM       TAX-FREE
                          ADVANTAGE    ADVANTAGE 3         INCOME      ADVANTAGE
                              (NFC)          (NGO)          (NMT)          (NGX)
================================================================================
Expiration year:
   2011                    $     --       $ 69,710        $    --           $ --
   2012                      76,491        106,107             --             --
   2013                      44,122         79,696             --         85,485
   2014                          --        111,331             --        427,135
   2015                          --        211,213         13,790             --
--------------------------------------------------------------------------------
Total                      $120,613       $578,057        $13,790       $512,620
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through May 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following taxable year.

                                                        CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND
                                                             INCOME    ADVANTAGE
                                                              (NTC)        (NFC)
================================================================================
                                                            $53,762       $8,607
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                CONNECTICUT PREMIUM INCOME (NTC)
AVERAGE DAILY NET ASSETS                      MASSACHUSETTS PREMIUM INCOME (NMT)
(INCLUDING NET ASSETS                              MISSOURI PREMIUM INCOME (NOM)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                            CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                          CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                          CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
AVERAGE DAILY NET ASSETS                  MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
(INCLUDING NET ASSETS             INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
================================================================================
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JANUARY 31,                                      JANUARY 31,
================================================================================
2001*                        .30%                2007                       .25%
2002                         .30                 2008                       .20
2003                         .30                 2009                       .15
2004                         .30                 2010                       .10
2005                         .30                 2011                       .05
2006                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
================================================================================
2002*                        .30%                2008                       .25%
2003                         .30                 2009                       .20
2004                         .30                 2010                       .15
2005                         .30                 2011                       .10
2006                         .30                 2012                       .05
2007                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
================================================================================
2002*                        .32%                2007                       .32%
2003                         .32                 2008                       .24
2004                         .32                 2009                       .16
2005                         .32                 2010                       .08
2006                         .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
================================================================================
2002*                        .32%                2007                       .32%
2003                         .32                 2008                       .24
2004                         .32                 2009                       .16
2005                         .32                 2010                       .08
2006                         .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 15, 2007, as follows:

                                                              CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                                  PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                   INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                    (NTC)          (NFC)          (NGK)         (NGO)
=====================================================================================================================
Dividend per share                                                 $.0520         $.0555         $.0580        $.0520
=====================================================================================================================
                                                                                                INSURED
                                                            MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                                                  PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                                   INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                                    (NMT)          (NMB)          (NGX)         (NOM)
=====================================================================================================================
Dividend per share                                                 $.0515         $.0565         $.0525        $.0545
=====================================================================================================================

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a "go shop" provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS


          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.42       $ .83       $ .07           $(.20)          $(.01)     $ .69        $(.65)      $(.07)     $(.72)
2006                   15.26         .84        (.54)           (.14)           (.03)       .13         (.75)       (.22)      (.97)
2005                   14.60         .88         .75            (.09)             --       1.54         (.87)       (.01)      (.88)
2004                   15.56         .93        (.96)           (.05)             --       (.08)        (.88)         --       (.88)
2003                   14.46         .98        1.07            (.07)             --       1.98         (.88)         --       (.88)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.75         .92         .04            (.22)             --        .74         (.73)         --       (.73)
2006                   15.39         .93        (.55)           (.17)             --        .21         (.85)         --       (.85)
2005                   14.56         .95         .86            (.09)             --       1.72         (.89)         --       (.89)
2004                   15.53         .97       (1.00)           (.05)             --       (.08)        (.89)         --       (.89)
2003                   14.24        1.00        1.19            (.07)             --       2.12         (.84)         --       (.84)
====================================================================================================================================
                                                                        Total Returns
                                                                    ----------------------
                         Offering                                                   Based
                        Costs and      Ending                                          on
                        Preferred      Common                        Based         Common
                            Share       Share         Ending            on      Share Net
                     Underwriting   Net Asset         Market        Market          Asset
                        Discounts       Value          Value         Value*         Value*
==========================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         $ --      $14.39         $14.91         12.33%        4.79%
2006                           --       14.42          13.95         (6.00)         .88
2005                           --       15.26          15.81         15.61        10.82
2004                           --       14.60          14.47        (10.80)        (.51)
2003                           --       15.56          17.14         12.63        14.08

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           --       14.76          16.37          5.46         5.05
2006                           --       14.75          16.26          8.79         1.38
2005                           --       15.39          15.73         17.89        12.06
2004                           --       14.56          14.12         (8.64)        (.56)
2003                          .01       15.53          16.35          9.19        15.38
==========================================================================================
                                                                 Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                 Ratios to Average Net Assets
                                         Applicable to Common Shares                 Applicable to Common Shares
                                         Before Credit/Reimbursement                 After Credit/Reimbursement**
                               --------------------------------------------  -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net    Portfolio
                   to Common   Including       Excluding       Investment    Including       Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
CONNECTICUT
PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 $77,151        1.24%           1.24%            5.67%        1.21%           1.21%           5.69%           8%
2006                  77,278        1.25            1.25             5.66         1.23            1.23            5.68           16
2005                  81,529        1.24            1.24             5.81         1.24            1.24            5.82           12
2004                  77,725        1.23            1.23             6.16         1.23            1.23            6.16           15
2003                  82,492        1.27            1.27             6.57         1.26            1.26            6.58           23

CONNECTICUT
DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  38,024        1.29            1.29             5.78          .92             .92            6.16            9
2006                  37,905        1.29            1.29             5.70          .84             .84            6.14           14
2005                  39,464        1.29            1.29             5.81          .83             .83            6.27            9
2004                  37,238        1.26            1.26             5.97          .80             .80            6.44            4
2003                  39,625        1.27            1.27             6.29          .81             .81            6.76            7
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $38,300       $25,000      $75,360           $ --         $ --
2006               38,300        25,000       75,443             --           --
2005               38,300        25,000       78,217             --           --
2004               38,300        25,000       75,734             --           --
2003               38,300        25,000       78,846             --           --

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               19,500        25,000       73,749             --           --
2006               19,500        25,000       73,596             --           --
2005               19,500        25,000       75,595             --           --
2004               19,500        25,000       72,740             --           --
2003               19,500        25,000       75,801             --           --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  81-82 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.86        $.91      $  .08           $(.22)          $(.01)     $ .76        $(.73)      $(.04)     $(.77)
2006                   15.64         .91        (.60)           (.17)           (.01)       .13         (.83)       (.08)      (.91)
2005                   15.01         .92         .74            (.09)             --       1.57         (.87)       (.07)      (.94)
2004                   16.23         .96       (1.13)           (.04)           (.01)      (.22)        (.87)       (.12)      (.99)
2003                   14.48         .98        1.74            (.07)           (.01)      2.64         (.83)       (.06)      (.89)

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.18         .86         .13            (.23)             --        .76         (.64)         --       (.64)
2006                   14.78         .84        (.54)           (.18)             --        .12         (.72)         --       (.72)
2005                   13.97         .86         .83            (.10)             --       1.59         (.78)         --       (.78)
2004                   15.06         .88       (1.14)           (.05)             --       (.31)        (.78)         --       (.78)
2003(b)                14.33         .51         .93            (.04)             --       1.40         (.46)         --       (.46)
====================================================================================================================================
                                                                           Total Returns
                                                                       ----------------------
                            Offering                                                   Based
                           Costs and      Ending                                          on
                           Preferred      Common                        Based         Common
                               Share       Share         Ending            on      Share Net
                        Underwriting   Net Asset         Market        Market          Asset
                           Discounts       Value          Value         Value**        Value**
==============================================================================================
CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           $  --      $14.85         $16.38          3.58%          5.13%
2006                              --       14.86          16.60          9.78            .84
2005                              --       15.64          15.98         19.92          10.70
2004                            (.01)      15.01          14.14         (4.65)         (1.48)
2003                              --       16.23          15.80         11.16          18.77

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                              --       14.30          14.70          9.15           5.42
2006                              --       14.18          14.09          1.84            .83
2005                              --       14.78          14.54         18.17          11.60
2004                              --       13.97          13.00         (8.92)         (2.08)
2003(b)                         (.21)      15.06          15.09          3.71           8.46
==============================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement***
                               --------------------------------------------  ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net     Expenses       Expenses             Net     Portfolio
                   to Common   Including       Excluding       Investment    Including      Excluding      Investment      Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 $34,366        1.31%           1.31%            5.60%         .85%           .85%           6.06%           12%
2006                  34,352        1.29            1.29             5.51          .83            .83            5.97            11
2005                  36,105        1.28            1.28             5.52          .82            .82            5.98            12
2004                  34,646        1.25            1.25             5.73          .80            .80            6.18            10
2003                  37,441        1.31            1.31             5.94          .82            .82            6.43            13

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  62,325        1.26            1.26             5.44          .76            .76            5.94            15
2006                  61,826        1.24            1.24             5.30          .74            .74            5.80             9
2005                  64,324        1.24            1.24             5.40          .76            .76            5.89             9
2004                  60,774        1.24            1.24             5.58          .74            .74            6.08            14
2003(b)               65,324        1.19*           1.19*            4.72*         .71*           .71*           5.20*           18
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $17,500       $25,000      $74,094         $ --           $ --
2006               17,500        25,000       74,074           --             --
2005               17,500        25,000       76,579           --             --
2004               17,500        25,000       74,495           --             --
2003               17,500        25,000       78,487           --             --

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               32,000        25,000       73,691           --             --
2006               32,000        25,000       73,302           --             --
2005               32,000        25,000       75,253           --             --
2004               32,000        25,000       72,480           --             --
2003(b)            32,000        25,000       76,034           --             --
================================================================================
*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b) For the period September 26, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  82-83 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
MASSACHUSETTS
PREMIUM INCOME
(NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.45       $ .88      $  .13           $(.23)           $ --*     $ .78        $(.67)       $ --*    $ (.67)
2006                   15.10         .88        (.50)           (.18)             --        .20         (.81)       (.04)      (.85)
2005                   14.34         .91         .81            (.08)             --       1.64         (.88)         --       (.88)
2004                   15.30         .94        (.97)           (.05)             --       (.08)        (.88)         --       (.88)
2003                   14.48         .98         .78            (.07)             --       1.69         (.87)         --       (.87)

MASSACHUSETTS
DIVIDEND ADVANTAGE
(NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.83         .93         .08            (.25)             --        .76         (.75)         --       (.75)
2006                   15.65         .95        (.54)           (.17)           (.02)       .22         (.85)       (.19)     (1.04)
2005                   14.84         .97         .95            (.08)             --       1.84         (.92)       (.11)     (1.03)
2004                   16.00        1.00       (1.11)           (.04)           (.01)      (.16)        (.92)       (.08)     (1.00)
2003                   14.16        1.04        1.74            (.07)             --       2.71         (.88)         --       (.88)
====================================================================================================================================
                                                                      Total Returns
                                                                  ----------------------
                       Offering                                                   Based
                      Costs and      Ending                                          on
                      Preferred      Common                        Based         Common
                          Share       Share         Ending            on      Share Net
                   Underwriting   Net Asset         Market        Market          Asset
                      Discounts       Value          Value         Value**        Value**
=========================================================================================
MASSACHUSETTS
PREMIUM INCOME
(NMT)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                       $ --      $14.56         $14.33          4.60%          5.47%
2006                         --       14.45          14.35         (6.14)          1.41
2005                         --       15.10          16.14         18.97          11.74
2004                         --       14.34          14.35         (9.51)          (.51)
2003                         --       15.30          16.80         12.98          12.02

MASSACHUSETTS
DIVIDEND ADVANTAGE
(NMB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         --       14.84          16.28         10.04           5.14
2006                         --       14.83          15.53         (5.23)          1.49
2005                         --       15.65          17.45         24.96          12.76
2004                         --       14.84          14.88         (3.74)         (1.03)
2003                        .01       16.00          16.45          8.76          19.74
=========================================================================================
                                                            Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                Ratios to Average Net Assets
                                       Applicable to Common Shares                 Applicable to Common Shares
                                       Before Credit/Reimbursement                 After Credit/Reimbursement***
                              -------------------------------------------  -------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses       Expenses              Net     Expenses       Expenses              Net      Portfolio
                  to Common   Including      Excluding       Investment    Including      Excluding       Investment       Turnover
                Shares (000)   Interest++(a)  Interest++(a)      Income++   Interest++(a)  Interest++(a)      Income++         Rate
====================================================================================================================================
MASSACHUSETTS
PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                $69,323        1.24%          1.24%            5.97%        1.23%          1.23%            5.98%             9%
2006                 68,776        1.25           1.25             5.98         1.24           1.24             6.00             13
2005                 71,648        1.24           1.24             6.15         1.24           1.24             6.16             18
2004                 67,806        1.24           1.24             6.37         1.23           1.23             6.38             22
2003                 72,003        1.28           1.28             6.61         1.27           1.27             6.63             18

MASSACHUSETTS
DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 29,072        1.33           1.33             5.84          .95            .95             6.21              9
2006                 29,004        1.29           1.29             5.79          .83            .83             6.24             13
2005                 30,539        1.31           1.31             5.83          .86            .86             6.28             12
2004                 28,904        1.27           1.27             6.05          .81            .81             6.51             26
2003                 31,134        1.29           1.29             6.49          .83            .83             6.95              8
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $34,000       $25,000      $75,973         $ --           $ --
2006               34,000        25,000       75,571           --             --
2005               34,000        25,000       77,682           --             --
2004               34,000        25,000       74,857           --             --
2003               34,000        25,000       77,943           --             --

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               15,000        25,000       73,453           --             --
2006               15,000        25,000       73,340           --             --
2005               15,000        25,000       75,899           --             --
2004               15,000        25,000       73,173           --             --
2003               15,000        25,000       76,891           --             --
================================================================================
* Per share Distributions from Capital Gains to Preferred Shareholders and Distributions from Capital Gains to Common Shareholders round to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.


                                 See accompanying notes to financial statements.

                                  84-85 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.39       $ .90      $  .08           $(.25)           $ --      $ .73        $(.62)       $ --      $(.62)
2006                   14.93         .90        (.53)           (.20)             --        .17         (.71)         --       (.71)
2005                   14.04         .92         .90            (.09)             --       1.73         (.84)         --       (.84)
2004                   15.25         .94       (1.22)           (.06)             --       (.34)        (.86)       (.01)      (.87)
2003(b)                14.33         .35        1.21            (.03)             --       1.53         (.37)         --       (.37)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.40         .90        (.08)           (.23)             --*       .59         (.72)         --*      (.72)
2006                   15.11         .92        (.51)           (.17)           (.01)       .23         (.84)       (.10)      (.94)
2005                   14.37         .94         .77            (.09)             --       1.62         (.88)         --       (.88)
2004                   15.40         .96       (1.05)           (.06)             --       (.15)        (.88)         --       (.88)
2003                   14.35         .97        1.02            (.07)             --       1.92         (.87)         --       (.87)
====================================================================================================================================
                                                                        Total Returns
                                                                    ----------------------
                         Offering                                                   Based
                        Costs and      Ending                                          on
                        Preferred      Common                        Based         Common
                            Share       Share         Ending            on      Share Net
                     Underwriting   Net Asset         Market        Market          Asset
                        Discounts       Value          Value         Value**        Value**
===========================================================================================
INSURED
MASSACHUSETTS
TAX-FREE
ADVANTAGE (NGX)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         $ --      $14.50         $14.45         12.49%          5.12%
2006                           --       14.39          13.43        (11.62)          1.20
2005                           --       14.93          15.94         20.95          12.62
2004                           --       14.04          13.90         (6.83)         (2.18)
2003(b)                      (.24)      15.25          15.78          7.69           9.07

MISSOURI PREMIUM
INCOME (NOM)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           --       14.27          16.56          5.98           4.17
2006                           --       14.40          16.35         (3.53)          1.57
2005                           --       15.11          17.90         24.38          11.54
2004                           --       14.37          15.15         (5.35)         (1.00)
2003                           --       15.40          16.87         15.39          13.75
===========================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                    Ratios to Average Net Assets
                                      Applicable to Common Shares                     Applicable to Common Shares
                                      Before Credit/Reimbursement                     After Credit/Reimbursement***
                               ------------------------------------------    -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses       Expenses             Net       Expenses        Expenses             Net    Portfolio
                   to Common   Including      Excluding      Investment      Including       Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)  Interest++(a)     Income++     Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
INSURED
MASSACHUSETTS
TAX-FREE
ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 $39,458        1.28%          1.28%           5.67%           .77%            .77%           6.17%           6%
2006                  39,179        1.29           1.29            5.66            .79             .79            6.16            5
2005                  40,611        1.27           1.27            5.83            .79             .79            6.31            2
2004                  38,121        1.28           1.28            5.94            .75             .75            6.46           97
2003(b)               41,297        1.14*          1.14*           4.17*           .68*            .68*           4.64*          19

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  32,826        1.39           1.30            6.15           1.37            1.27            6.18           16
2006                  32,934        1.29           1.29            6.20           1.27            1.27            6.22            9
2005                  34,219        1.29           1.29            6.29           1.28            1.28            6.30           17
2004                  32,231        1.27           1.27            6.44           1.26            1.26            6.45           24
2003                  34,228        1.34           1.34            6.56           1.32            1.32            6.58           15
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $20,500       $25,000      $73,120        $  --          $  --
2006               20,500        25,000       72,779           --             --
2005               20,500        25,000       74,526           --             --
2004               20,500        25,000       71,489           --             --
2003(b)            20,500        25,000       75,362           --             --

MISSOURI PREMIUM
INCOME (NOM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               16,000        25,000       76,291        1,975         25,722
2006               16,000        25,000       76,460           --             --
2005               16,000        25,000       78,468           --             --
2004               16,000        25,000       75,360           --             --
2003               16,000        25,000       78,481           --             --
================================================================================
* Per share Distributions from Capital Gains to Preferred Shareholders and Distributions from Capital Gains to Common Shareholders round to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b) For the period November 21, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  86-87 spread

                        Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

o  TIMOTHY R. SCHWERTFEGER(1)                                                          Director (since 1996) and Non-executive
   3/28/49                     Chairman of           1994                              Chairman (since July 1, 2007) formerly,
   333 W. Wacker Drive         the Board             ANNUAL                176         Chairman (1996-June 30, 2007) of Nuveen
   Chicago, IL 60606           and Board Member                                        Investments, Inc., Nuveen Investments, LLC;
                                                                                       Chairman and Director (since 1997) of Nuveen
                                                                                       Asset Management; Chairman and Director of
                                                                                       Rittenhouse Asset Management, Inc. (since
                                                                                       1999); Chairman of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); formerly,
                                                                                       Chairman and Director (1996-2004) Nuveen
                                                                                       Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); formerly, Director
                                                                                       (1996-2006) of Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  ROBERT P. BREMNER                                                                   Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             176
   Chicago, IL 60606           Board member

o  JACK B. EVANS                                                                       President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                              private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             176         1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                   Fire Group, a publicly held company; Member
                                                                                       of the Board of Regents for the State of
                                                                                       Iowa University System; Director, Gazette
                                                                                       Companies; Life Trustee of Coe College and
                                                                                       Iowa College Foundation; Member of the
                                                                                       Advisory Council of the Department of
                                                                                       Finance in the Tippie College of Business,
                                                                                       University of Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly, Director, Federal
                                                                                       Reserve Bank of Chicago; formerly, President
                                                                                       and Chief Operating Officer, SCI Financial
                                                                                       Group, Inc., a regional financial services
                                                                                       firm.

o  WILLIAM C. HUNTER                                                                   Dean, Tippie College of Business, University
   3/6/48                                            2004                              of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              176         and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                   School of Business at the University of
                                                                                       Connecticut (2003-2006); previously, Senior
                                                                                       Vice President and Director of Research at
                                                                                       the Federal Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since 1997), Credit
                                                                                       Research Center at Georgetown University;
                                                                                       Director (since 2004) of Xerox Corporation;
                                                                                       Director, SS&C Technologies, Inc. (May
                                                                                       2005-October 2005).


                                       88

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  DAVID J. KUNDERT                                                                    Director, Northwestern Mutual Wealth
   10/28/42                                          2005                              Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              174         Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                   President and CEO, Banc One Investment
                                                                                       Advisors Corporation, and President, One
                                                                                       Group Mutual Funds; prior thereto, Executive
                                                                                       Vice President, Banc One Corporation and
                                                                                       Chairman and CEO, Banc One Investment
                                                                                       Management Group; Board of Regents, Luther
                                                                                       College; member of the Wisconsin Bar
                                                                                       Association; member of Board of Directors,
                                                                                       Friends of Boerner Botanical Gardens; member
                                                                                       of Board of Directors, Milwaukee Repertory
                                                                                       Theater.

o  WILLIAM J. SCHNEIDER                                                                Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                              a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL                176         Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                                   (retired, 2004) of Miller-Valentine Group;
                                                                                       formerly, Vice President, Miller-Valentine
                                                                                       Realty; Board Member, Chair of the Finance
                                                                                       Committee and member of the Audit Committee
                                                                                       of Premier Health Partners, the
                                                                                       not-for-profit company of Miami Valley
                                                                                       Hospital; Vice President, Dayton
                                                                                       Philharmonic Orchestra Association; Board
                                                                                       Member, Regional Leaders Forum, which
                                                                                       promotes cooperation on economic development
                                                                                       issues; Director, Dayton Development
                                                                                       Coalition; formerly, Member, Community
                                                                                       Advisory Board, National City Bank, Dayton,
                                                                                       Ohio and Business Advisory Council,
                                                                                       Cleveland Federal Reserve Bank.

o  JUDITH M. STOCKDALE                                                                 Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                              Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               176         thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                   Protection Fund (from 1990 to 1994).

o  CAROLE E. STONE                                                                     Director, Chicago Board Options Exchange
   6/28/47                                           2007                              (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               176         Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                   Commissioner, New York State Commission on
                                                                                       Public Authority Reform (since 2005);
                                                                                       formerly Director, New York State Division
                                                                                       of the Budget (2000-2004), Chair, Public
                                                                                       Authorities Control Board (2000-2004) and
                                                                                       Director, Local Government Assistance
                                                                                       Corporation (2000-2004).

o  EUGENE S. SUNSHINE                                                                  Senior Vice President for Business and
   1/22/50                                           2005                              Finance, Northwestern University (since
   333 W. Wacker Drive         Board member          CLASS II              176         1997); Director (since 2003), Chicago Board
   Chicago, IL 60606                                                                   Options Exchange; Chairman (since 1997),
                                                                                       Board of Directors, Rubicon, a pure captive
                                                                                       insurance company owned by Northwestern
                                                                                       University; Director (since 1997), Evanston
                                                                                       Chamber of Commerce and Evanston Inventure,
                                                                                       a business development organization;
                                                                                       Director (since 2006), Pathways, a provider
                                                                                       of therapy and related information for
                                                                                       physically disabled infants and young
                                                                                       children; formerly, Director (2003-2006),
                                                                                       National Mentor Holdings, a privately-held,
                                                                                       national provider of home and
                                                                                       community-based services.


                                       89

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  GIFFORD R. ZIMMERMAN                                                                Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                   Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  176         formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                 General Counsel, of Nuveen Investments, LLC;
                                                                                       Managing Director (since 2002) and Assistant
                                                                                       Secretary and Associate General Counsel,
                                                                                       formerly, Vice President (since 1997), of
                                                                                       Nuveen Asset Management; Managing Director
                                                                                       (since 2004) and Assistant Secretary (since
                                                                                       1994) of Nuveen Investments, Inc.; Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC. (since 2002); Vice President
                                                                                       and Assistant Secretary of Nuveen
                                                                                       Investments Advisers Inc. (since 2002);
                                                                                       Managing Director, Associate General Counsel
                                                                                       Assistant Secretary of Rittenhouse Asset
                                                                                       Management, Inc., Symphony Asset Management
                                                                                       LLC (since 2003), Tradewinds Global
                                                                                       Investors, LLC and Santa Barbara Asset
                                                                                       Management, LLC; (since 2006); formerly,
                                                                                       Managing Director (2002-2004), General
                                                                                       Counsel (1998-2004) and Assistant Secretary,
                                                                                       formerly, Vice President of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Chartered Financial Analyst.

o  WILLIAMS ADAMS IV                                                                   Executive Vice President, U.S. Structured
   6/9/55                                                                              Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  119         1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                   Structured Investments.

o  JULIA L. ANTONATOS                                                                  Managing Director (since 2005), formerly
   9/22/63                                                                             Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

o  CEDRIC H. ANTOSIEWICZ                                                               Managing Director, (since 2004) previously,
   1/11/62                                                                             Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  119         Investments, LLC.
   Chicago, IL 60606

o  MICHAEL T. ATKINSON                                                                 Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                          Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  176
   Chicago, IL 60606           Secretary

o  PETER H. D'ARRIGO                                                                   Vice President and Treasurer of Nuveen
   11/28/67                                                                            Investments, LLC and of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  176         Inc. (since 1999); Vice President and
   Chicago, IL 60606                                                                   Treasurer of Nuveen Asset Management (since
                                                                                       2002) and of Nuveen Investments Advisers
                                                                                       Inc. (since 2002); Assistant Treasurer of
                                                                                       NWQ Investment Management Company, LLC.
                                                                                       (since 2002); Vice President and Treasurer
                                                                                       of Nuveen Rittenhouse Asset Management, Inc.
                                                                                       (since 2003); Treasurer of Symphony Asset
                                                                                       Management LLC (since 2003) and Santa
                                                                                       Barbara Asset Management, LLC (since 2006);
                                                                                       Assistant Treasurer, Tradewinds Global
                                                                                       Investors, LLC (since 2006); formerly, Vice
                                                                                       President and Treasurer (1999-2004) of
                                                                                       Nuveen Advisory Corp. and Nuveen
                                                                                       Institutional Advisory Corp.(3); Chartered
                                                                                       Financial Analyst.

o  LORNA C. FERGUSON                                                                   Managing Director (since 2004), formerly,
   10/24/45                                                                            Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  176         Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                   President (1998-2004) of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Managing Director (since 2005) of
                                                                                       Nuveen Asset Management.


                                       90

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  WILLIAM M. FITZGERALD                                                               Managing Director (since 2002), formerly,
   3/2/64                                                                              Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995                  176         Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                                   Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); Managing Director (since
                                                                                       2001) of Nuveen Asset Management; Vice
                                                                                       President (since 2002) of Nuveen Investments
                                                                                       Advisers Inc.; Chartered Financial Analyst.

o  STEPHEN D. FOY                                                                      Vice President (since 1993) and Funds
   5/31/54                     Vice President                                          Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                   and Funds Controller (1998-2004) of Nuveen
                                                                                       Investments, Inc.; Certified Public
                                                                                       Accountant.

o  WALTER M. KELLY                                                                     Assistant Vice President and Assistant
   2/24/70                     Chief Compliance                                        Secretary of the Nuveen Funds (2003-2006);
   333 West Wacker Drive       Officer and           2003                  176         Vice President (since 2006) formerly,
   Chicago, IL 60606           Vice President                                          Assistant Vice President and Assistant
                                                                                       General Counsel (2003-2006) of Nuveen
                                                                                       Investments, LLC; previously, Associate
                                                                                       (2001-2003) at the law firm of Vedder,
                                                                                       Price, Kaufman & Kammholz.

o  DAVID J. LAMB                                                                       Vice President (since 2000) of Nuveen
   3/22/63                                                                             Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  176         Accountant.
   Chicago, IL 60606

o  TINA M. LAZAR                                                                       Vice President of Nuveen Investments, LLC
   8/27/61                                                                             (since 1999).
   333 W. Wacker Drive         Vice President        2002                  176
   Chicago, IL 60606

o  LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
   7/27/51                     Vice President                                          Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                               and Assistant Secretary of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Vice President (since 2005) and
                                                                                       Assistant Secretary of Nuveen Investments,
                                                                                       Inc.; Vice President (since 2005) and
                                                                                       Assistant Secretary (since 1997) of Nuveen
                                                                                       Asset Management; Vice President (since
                                                                                       2000), Assistant Secretary and Assistant
                                                                                       General Counsel (since 1998) of Rittenhouse
                                                                                       Asset Management, Inc.; Vice President and
                                                                                       Assistant Secretary of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC (since 2002), Symphony Asset
                                                                                       Management LLC (since 2003) and Tradewinds
                                                                                       Global Investors, LLC and Santa Barbara
                                                                                       Asset Management, LLC (since 2006).

o  KEVIN J. MCCARTHY                                                                   Vice President and Assistant General
   3/26/66                     Vice President                                          Counsel, Nuveen Investments, LLC (since
   333 W. Wacker Drive         and Secretary         2007                  176         2007); prior thereto, Partner, Bell, Boyd &
   Chicago, IL 60606                                                                   Lloyd LLP (1997-2007)

o  JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
   4/10/67                                                                             Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund's operations, including the Fund's compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

o    the nature, extent and quality of services provided by the Fund Adviser;

o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

o the Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

o    the expenses of the Fund Adviser in providing the various services;

o the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

o    the soft dollar practices of the Fund Adviser, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the municipal fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees' experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

o    product management;

o    fund administration;

o    oversight of shareholder services and other fund service providers;

o    administration of Board relations;

o    regulatory and portfolio compliance; and

o    legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM's compliance team. The Trustees further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees.

With respect to closed-end funds, in addition to the foregoing services, the Trustees also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o    maintaining shareholder communications;

o    providing advertising for closed-end funds;

o    maintaining its closed-end fund website;

o    continual contact with financial advisers;

o    providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o    evaluating secondary market performance.

With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by, among other things:

o    maintaining an in-house trading desk;

o    maintaining a product manager for the preferred shares;

o    developing distribution for preferred shares with new market participants;

o    maintaining an orderly auction process;

o    managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, municipal funds that do not have corresponding state-specific Performance Peer Groups are from all states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania. However, with respect to Funds based on Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen Funds may dominate the category to such an extent that performance information for such Funds was also compared to the more general category for all states (other than New York and California).

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Trustees have noted the relative total return underperformance in recent years compared to peers. The Trustees reviewed materials and discussed with the Fund Adviser the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the Funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Trustees also considered a Fund's dividend performance and the extent of any secondary market discounts. The Trustees noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a Fund's investment strategy is necessary or appropriate and are satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since 1999). The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. With respect to municipal closed-end funds, the Trustees also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Trustees also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen's increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Trustees considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

F. OTHER CONSIDERATIONS

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

                        Reinvest Automatically
                         EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In February 2007, the Board of Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.

GLOSSARY OF TERMS USED IN THIS REPORT

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $166 billion in assets, as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                     www.nuveen.com/etf

                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

                                                                     EAN-B-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Massachusetts Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
May 31, 2007                            $ 9,097                    $ 0              $  0                  $ 2,250
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                     0%                0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
May 31, 2006                            $ 8,626                    $ 0              $404                  $ 2,850
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%               0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES        TAX FEES BILLED TO           ALL OTHER FEES
                                 BILLED TO ADVISER AND          ADVISER AND             BILLED TO ADVISER
                                    AFFILIATED FUND           AFFILIATED FUND          AND AFFILIATED FUND
                                   SERVICE PROVIDERS       SERVICE PROVIDERS (1)        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 31, 2007                              $ 0                     $     0                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2006                              $ 0                     $ 2,400                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)             ENGAGEMENTS)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                $ 2,250                    $     0                         $ 0                $ 2,250
May 31, 2006                                $ 3,254                    $ 2,400                         $ 0                $ 5,654

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider, Eugene S. Sunshine and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

     The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:



NAME                          FUND

CATHRYN P. STEEVES            Nuveen Massachusetts Premium Income Municipal Fund

     Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                 TYPE OF ACCOUNT                         NUMBER OF
PORTFOLIO MANAGER                                   MANAGED                               ACCOUNTS           ASSETS
---------------------------------------------------------------------------------------------------------------------------

 Cathryn P. Steeves                       Registered Investment Company                        41         $8.242 billion
                                          Other Pooled Investment Vehicles                     -0-        $0
                                          Other Accounts                                       -0-        $0


* Assets are as of May 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

     Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 50,300 securities with an aggregate current market value of $985.260 billion.

     Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

     Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

     Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

     Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and
(3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

     Beneficial Ownership of Securities. As of the May 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------- ---------------------------------------------- ----------------- ----------------------
                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
-------------------------- ---------------------------------------------- ----------------- ----------------------
Cathryn Steeves            Nuveen Massachusetts Premium Income            $0                $10,000-$50,000
                           Municipal Fund
-------------------------- ---------------------------------------------- ----------------- ----------------------


     PORTFOLIO MANAGER BIO:

     Cathryn Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 8, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.